UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BSQUARE CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check in the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

BSQUARE CORPORATION

1415 WESTERN AVENUE, SUITE 1400, SEATTLE, WASHINGTON 98101

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 10, 2021

TO BSQUARE SHAREHOLDERS:

Notice is hereby given that the 2021 Annual Meeting of Shareholders of Bsquare Corporation, a Washington corporation (the “Company”), will be held on Tuesday, June 10, 2021 at 10:00 a.m., local time. The meeting will be held at the Company’s headquarters, 1415 Western Avenue, Suite 700, Seattle, Washington 98101, for the following purposes:

1.	To elect Ryan L. Vardeman and Ralph C. Derrickson as Class II Directors to serve for the ensuing three years and until their successors are duly elected and qualified;

2.	To approve the compensation of the Company’s named executive officers;

3.	To ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021;

4.	To approve the 2021 Equity Incentive Plan;

5(a).	To approve the amended and restated articles of incorporation, which includes separate proposals to approve and adopt amendments in the Proposed Articles that:

(b).	Eliminate the ability of holders of 25% of the votes entitled to be cast on an issue to call a special meeting;

(c).	Eliminate the fixed size of the Board of seven directors, allowing the Board to determine its size;

(d).	Eliminate the ability of shareholders to remove directors without cause;

(e).	Require a two-thirds majority of shareholders to amend specified provisions in our articles of incorporation; and

(f).	Establish an exclusive forum in Washington for certain corporate and securities claims; and

6.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on April 13, 2021 as the record date for the determination of shareholders entitled to vote at this meeting. Only shareholders of record at the close of business on April 13, 2021 are entitled to receive notice of, and to vote at, the meeting and any adjournment thereof.

Given the COVID-19 pandemic, the Company is adding a conference call component to its 2021 Annual Meeting. You are encouraged to dial-in to the conference call at: Toll Free: 1-800-473-2398; Toll/International: 1-856-344-9206; Conference ID: 5959951, which will include the opportunity to ask questions. While the Company plans to conduct the formal business and voting in-person, it will comply and expects shareholders to comply with all applicable stay-at-home or similar orders, including all social distancing protocols. If this requires shifting the 2021 Annual Meeting entirely to a remote format (such as webcast or telephonic meeting), the Company will make appropriate updates. However, the Company is required to hold an annual shareholders’ meeting, and the Board of Directors believes that an in-person meeting with a conference call component is the best approach for the Company at this time. To ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose, or to follow the instructions for Internet or telephone voting in the accompanying notice or in the voter instruction form provided by your broker or other nominee. Any shareholder attending the meeting may vote in person even if the shareholder has previously returned a proxy. However, to simplify the voting process and to avoid handling your personal information, we do not plan to implement a voting feature into the conference call.

By Order of the Board of Directors

Christopher Wheaton

Chief Financial and Operating Officer, Secretary and Treasurer

Seattle, Washington

April 28, 2021

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 10, 2021: The proxy statement and annual report to shareholders are available at www.bsquare.com/proxy.

BSQUARE CORPORATION

1415 WESTERN AVENUE, SUITE 1400, SEATTLE, WASHINGTON 98101

PROXY STATEMENT

FOR THE 2021 ANNUAL MEETING OF SHAREHOLDERS

PROCEDURAL MATTERS

General

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Bsquare Corporation, a Washington corporation. The Board has made these materials available to you over the internet, or has delivered printed versions of these materials to you by mail, in connection with the Board’s solicitation of proxies for use at the 2021 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Tuesday, June 10, 2021 at 10:00 a.m. local time, and at any adjournment or postponement thereof for the purposes set forth in the proxy and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at our corporate headquarters, 1415 Western Avenue, Suite 700, Seattle, Washington 98101, with a conference call component available at: Toll Free: 1-800-437-2398; Toll/International: 1-856-344-9206; Conference ID: 5959951.

As used in this proxy statement, “we,” “us,” “our,” “Bsquare” and the “Company” refer to BSQUARE Corporation.

These proxy solicitation materials were first made available on or about May 1, 2021 to all shareholders entitled to vote at the Annual Meeting.

How to Vote my Shares and Participate

To ensure your vote is counted, we recommend you vote your shares in advance of the Annual Meeting. Please mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose, or to follow the instructions for Internet or telephone voting in the accompanying Notice of Internet Availability of Proxy Materials or in the voter instruction form provided by your broker or other nominee. While we plan to conduct the formal business and voting in-person, we will comply and expect our shareholders to comply with all applicable stay-at-home or similar orders, including all social distancing protocols. This may require us to limit the number of in-person attendees. It may also require us to shift the meeting entirely to a remote format (such as webcast or telephonic meeting), and if that occurs, we will make appropriate updates. Accordingly, while in-person is permitted at the Annual Meeting, we urge you to vote your shares in advance.

We are also adding a conference call component to the Annual Meeting. In lieu of attending in-person, we encourage you to dial-in to the conference call at: Toll Free: 1-800-437-2398; Toll/International: 1-856-344-9206; Conference ID: 5959951. The conference call will be functionally similar to our earnings conference calls, including the opportunity to ask questions. However, to simplify the voting process and to avoid handling your personal information, we do not plan to implement a voting feature into the conference call. In turn, this means joining by conference call would not constitute attendance at the meeting for quorum purposes. Unless we change these plans, your only way to officially attend and to vote at the Annual Meeting will be to attend in-person and vote, or to vote through a proxy attending the meeting that you have instructed in advance (see “—Vote Without Attending the Annual Meeting”).

Voting Without Attending the Annual Meeting

To vote your shares without attending the meeting, please follow the instructions for Internet or telephone voting on the Notice of Internet Availability of Proxy Materials. If you request printed copies of the proxy materials by mail, you may also vote by signing and submitting your proxy card and returning it by mail, if you are the shareholder of record, or by signing the voter instruction form provided by your broker or other nominee and returning it by mail, if you are the beneficial owner but not the shareholder of record. We encourage all shareholders to vote in this manner in light of the uncertainties associated with COVID-19.

Record Date and Outstanding Shares

Only shareholders of record at the close of business on April 13, 2021 (the “record date”) are entitled to receive notice of and to vote at the Annual Meeting. Our only outstanding voting securities are shares of common stock, no par value. As of the record date,                   shares of our common stock were issued and outstanding, held by                 shareholders of record.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time prior to its use. To do so, the shareholder must either: (i) deliver a written instrument revoking the proxy to our Corporate Secretary, at the address referenced above or (ii) deliver a duly executed proxy bearing a later date (in either case no later than the close of business on June 9, 2021); or (iii) attend the Annual Meeting and vote in person.

Voting and Solicitation

Each holder of common stock is entitled to one vote for each share held.

This solicitation of proxies is made by our Board, and all related costs will be borne by us. We may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of our directors, officers or administrative employees without the payment of any additional consideration. Solicitation of proxies may be made by mail, by telephone, by email, in person or otherwise.

Shareholders of Record and “Street Name” Holders

Where shares are registered directly in the holder’s name, that holder is the shareholder of record with respect to those shares. If shares are held by an intermediary, such as a broker or other nominee, then the broker or other nominee is considered the shareholder of record as to those shares. Those shares are said to be held in “street name” on behalf of the beneficial owner of the shares. Street name holders generally cannot directly vote their shares and must instead instruct the broker or other nominee on how to vote their shares using the voting instruction form provided by that broker or other nominee. Many brokers or other nominees also offer the option of giving voting instructions over the internet or by telephone. Instructions for giving your vote as a street-name holder are provided on your voting instruction form, and you should contact your broker or other nominee with any questions about its form or how to vote.

Quorum; Broker Non-Votes and Abstentions

At the Annual Meeting, an inspector of elections will determine the presence of a quorum and tabulate the results of the voting by shareholders. A quorum exists when holders of a majority of the total number of outstanding shares of common stock that are entitled to vote at the Annual Meeting are present at the Annual Meeting in person or represented by proxy. A quorum is necessary for the transaction of business at the Annual Meeting.

Broker non-votes can occur as to shares held in street name. This is the case when a broker or other nominee submits a proxy for the Annual Meeting but does not vote on a particular proposal because that broker or other nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner. Under the current rules that govern brokers and other nominee holders of record, if you do not give instructions to your broker or other nominee, it will be able to vote your shares only with respect to proposals for which they have discretionary voting authority.

The election of directors (Proposal No. 1), approval of compensation of executive officers (Proposal No. 2), approval of the 2021 Equity Incentive Plan (Proposal No. 4), approval of the amended and restated articles of incorporation (Proposal No. 5), including each component thereof in Proposal Nos. 5(a)-5(f), and are proposals for which brokers and other nominees do not have discretionary voting authority. If you do not instruct your broker or other nominees how to vote on these proposals, your broker or other nominees will not vote on them and those non-votes will be counted as broker non-votes. The ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm (Proposal No. 3) is considered discretionary and your brokerage firm will be able to vote on this proposal even if it does not receive instructions from you, as long as it holds your shares in its name.

Abstentions and broker non-votes are treated as shares present for determining whether there is a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes are not counted for determining the number of votes cast, and therefore will not affect the outcome of the vote on any of the proposals in this proxy statement.

Required Votes and Voting

Assuming that a quorum is present at the Annual Meeting, the following votes will be required:

●

With regard to Proposal No. 1, the two nominees for election to the Board who receive the greatest number of votes cast “for” the election of the directors by the shares present, in person or represented by proxy, will be elected to the Board. Shareholders are not entitled to cumulate votes in the election of directors.

●	With regard to Proposal Nos. 2, 3, 4, and 5(a)-(f), approval of each of the proposals requires that the votes cast in favor of the proposal exceed the votes cast against it.

All shares entitled to vote and represented by properly executed, unrevoked proxies received before the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions given on those proxies. If no instructions are given on a properly executed proxy, the shares represented by that proxy will be voted as follows:

FOR the director nominees named in Proposal No. 1 of this proxy statement;

FOR Proposal No. 2, to approve the compensation of our named executive officers as disclosed in this proxy statement;

FOR Proposal No. 3, to ratify the appointment of Moss Adams LLP as our independent registered public accounting firm;

FOR Proposal No. 4, to approve the 2021 Equity Incentive Plan; and

FOR Proposal No. 5(a), to approve the amended and restated articles of incorporation, including as to the separate proposals to approve and adopt amendments in the Proposed Articles to vote:

FOR Proposal No. 5(b), to eliminate the ability of holders of 25% of the votes entitled to be cast on an issue to call a special meeting;

FOR Proposal No. 5(c), to eliminate the fixed size of the Board of seven directors, allowing the Board to determine its size;

FOR Proposal No. 5(d), to eliminate the ability of shareholders to remove directors without cause;

FOR Proposal No. 5(e), to require a two-thirds majority of shareholders to amend specified provisions in our articles of incorporation; and

FOR Proposal No. 5(f), to establish an exclusive forum in Washington for certain corporate and securities claims.

If any other matters are properly presented for consideration at the Annual Meeting, which may include, for example, a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed proxy and acting thereunder will have discretion to vote on those matters as they deem advisable. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

Deadlines for Receipt of Shareholder Proposals

Shareholder proposals may be included in our proxy statement and form of proxy for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in Rule 14a-8 under the Securities Exchange Act of 1934, as amended, regarding the inclusion of shareholder proposals in company-sponsored proxy materials. We currently anticipate holding our 2022 annual meeting of shareholders in June 2022, although the Board may decide to schedule the meeting for a different date. For a shareholder proposal to be considered pursuant to Rule 14a-8 for inclusion in our proxy statement and form of proxy for the annual meeting to be held in 2022, we must receive the proposal at our principal executive offices, addressed to our Secretary, no later than January 1, 2022. Submitting a shareholder proposal does not guarantee that it will be included in our proxy statement and form of proxy.

In addition, a shareholder proposal that is not intended for inclusion in our proxy statement and form of proxy under Rule 14a-8 (including director nominations) shall be considered “timely” within the provisions of our Bylaws and may be brought before the 2021 annual meeting of shareholders provided that we receive information and notice of the proposal in compliance with the requirements set forth in our Bylaws, addressed to our Secretary at our principal executive offices, no earlier than January 1, 2022 and no later than January 31, 2022. A copy of the full text of our Bylaws may be obtained by writing to our Secretary at our principal executive offices.

We strongly encourage any shareholder interested in submitting a proposal to contact our Secretary in advance of these deadlines to discuss any proposal he or she is considering, and shareholders may want to consult knowledgeable counsel with regard to the detailed requirements of applicable securities laws. All notices of shareholder proposals, whether or not intended to be included in our proxy materials, should be in writing and sent to our principal executive offices, located at: Bsquare Corporation, 1415 Western Avenue, Suite 1400, Seattle, Washington 98101, Attention: Secretary.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

Our articles of incorporation currently provide that the Board has seven seats. The Board is divided into three classes, with each class having a three-year term. A director serves in office until his or her respective successor is duly elected and qualified, unless the director is removed, resigns or, by reason of death or other cause, is unable to serve in the capacity of director. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of an equal number of directors. Set forth below is certain information furnished to us by the director nominees and by each of the incumbent directors whose terms will continue following the Annual Meeting. There are no family relationships among any of our directors or officers.

Nominees for Director

Two Class II directors are to be elected at the Annual Meeting for three-year terms ending in 2024. The Governance and Nominating Committee of the Board has nominated Ryan L. Vardeman and Ralph C. Derrickson for election as Class II directors. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the election of Ryan L. Vardeman and Ralph C. Derrickson to the Board. Each of the nominees has indicated that he or she will serve if elected. We do not anticipate that any of the nominees will be unable or unwilling to stand for election, but if that occurs, all proxies received may be voted by the proxy holders for another person nominated by the Governance and Nominating Committee.

Vote Required for Election of Directors

If a quorum is present, the nominees for election to the Board receiving the greatest number of votes cast “for” the election of the directors by the shares present, in person or represented by proxy, will be elected to the Board.

Nominees and Continuing Directors

The names and certain information as of the record date about the nominees and each director continuing in office after the Annual Meeting are set forth below.

Name of Director Nominees	Age	Position	Director Since	Term Expires
Ralph C. Derrickson	62	Director, President and Chief Executive Officer	2019	2024 (Class II)
Ryan Vardeman	43	Director	2018	2024 (Class II)

Name of Continuing Directors	Age	Position	Director Since	Term Expires
Robert J. Chamberlain	67	Director	2015	2023 (Class I)
Andrew S.G. Harries	59	Chairman of the Board	2012	2023 (Class I)
Davin W. Cushman	47	Director	2018	2022 (Class III)
Mary Jesse	56	Director	2016	2022 (Class III)
Robert J. Peters	43	Director	2018	2022 (Class III)

Director Nominees

Ryan L. Vardeman has been a director since June 2018. Mr. Vardeman is a principal and co-founder of Palogic Value Management, L.P., a Dallas, Texas based investment management company, a position he has held since January 2007. Mr. Vardeman has extensive corporate strategy, operating, financial and investment experience including capital structure analysis, a focus on small-cap equities, and investing in a broad range of industries with an emphasis on technology and software companies. Mr. Vardeman holds a B.S. in Electrical Engineering and Computer Science from Texas Tech University and an M.B.A. from the Owen Graduate School of Management at Vanderbilt University. The Board has concluded that Mr. Vardeman should serve as a director because of his extensive financial and operational experience and given his affiliation with one of our largest shareholders.

Ralph C. Derrickson has been a director and our President and Chief Executive Officer since March 2019. Prior to that, since July 2018, Mr. Derrickson served as the Managing Director of RCollins Group, a strategic consulting company, and from October 2017 until July 2018, he served as the Senior Vice President of Corporate Development for Avizia, Inc., a telemedicine hardware, software and physician services company, until its acquisition by American Well in July 2018. From January 2006 until October 2017, Mr. Derrickson served as the President and Chief Executive Officer of Carena, Inc., a virtual care software and physician services company, until its acquisition by Avizia in October 2017. Prior to that, Mr. Derrickson was managing director of venture investments at Vulcan Inc., an investment management firm, was a founding partner of Watershed Capital, an early-stage venture capital firm, and held senior leadership positions at Metricom, Starwave Corporation (acquired by Walt Disney), NeXT Computer (acquired by Apple Computer) and Sun Microsystems. Since 2004, Mr. Derrickson has been a board member of Perficient, Inc. (NASDAQ: PRFT), a publicly traded digital transformation consulting company. Mr. Derrickson holds a B.T. in Systems Software Science from the Rochester Institute of Technology. The Board has concluded that Mr. Derrickson should serve as a director because of his experience as a chief executive officer, and in various other executive roles, which has provided him with broad leadership and executive experience, including operational, strategic planning, corporate development and mergers and acquisitions experience. As our President and Chief Executive Officer, Mr. Derrickson has first-hand knowledge of our business and provides valuable insight with respect to our operations and strategic opportunities.

Continuing Directors

Robert J. Chamberlain has been a director since August 2015. Since April 2018, Mr. Chamberlain has been the Chief Financial Officer of ZipWhip, a two-way business texting software company. From August 2014 to April 2016, Mr. Chamberlain served as the Chief Financial Officer of Big Fish Games Incorporated, a leading provider of casual games, which was acquired by Churchill Downs, Inc. in December 2014. From February 2013 to August 2014, Mr. Chamberlain served as the Senior Vice President and Chief Financial Officer of Audience Science Incorporated, a leading provider of enterprise advertising management systems. Prior to that, Mr. Chamberlain was the Chief Financial Officer of other technology companies in the Seattle area including PopCap Games Incorporated (acquired by Electronic Arts, Inc.), WatchGuard Technologies Incorporated, F5 Networks, Onyx Software Corp. (acquired by Consona Corporation) and Photodisc (acquired by Getty Images, Inc.). Earlier in his career, Mr. Chamberlain was an audit partner in the Seattle office of KPMG where he served middle market public and private companies. Mr. Chamberlain has a B.S. in Business Administration-Accounting from California State University Northridge. The Board has concluded that Mr. Chamberlain should serve as a director because he provides substantial financial expertise that includes extensive knowledge of the complex financial and operational issues facing publicly traded companies, and a deep understanding of accounting principles and financial reporting rules and regulations. He also brings professional service expertise, technology industry experience, and sales and marketing experience at KPMG.

Andrew S. G. Harries has been a director since November 2012, has served as the Chairman of the Board since July 2013 and served as the Executive Chairman from May 2018 to March 2019. Mr. Harries is a business advisor and corporate director and since 2016 has held the post of Tom Foord Professor of Practice in Innovation and Entrepreneurship at Simon Fraser University’s Beedie School of Business. Mr. Harries chaired the board of directors of Contractually, an online contract management company, from January 2014 until its acquisition by Coupa Software in December 2015, and co-founded Zeugma Systems Inc. where he served as the President and Chief Executive Officer from 2004 until Tellabs Inc. acquired substantially all of Zeugma in 2010. Mr. Harries was a co-founder of Sierra Wireless (NASDAQ: SWIR), a NASDAQ-listed wireless Internet of Things systems vendor, from 1993 to 2004, and previously served as Sierra’s Senior Vice President of Sales, Marketing and Operations. Prior to co-founding Sierra Wireless, Mr. Harries held a variety of positions at Motorola Inc. He holds three US patents and an M.B.A. from Simon Fraser University. The Board has concluded that Mr. Harries should serve as a director because of his embedded technology industry expertise and extensive management and sales and marketing experience. He also has experience as a public company board member.

Davin W. Cushman has been a director since November 2018. Mr. Cushman currently serves as CEO of Brightrose Software, a private, acquisition-focused growth company launched in 2021 from Cushman Management Company, a boutique advisory firm Mr. Cushman founded in 2010. Mr. Cushman started his career in 1996 with enterprise application pioneer Trilogy. Mr. Cushman’s professional experience also includes roles in operations and workforce strategy with Capital One. Mr. Cushman most recently completed a 10+ year stint in 2020 as CEO of Ignite Technologies and its affiliates, a privately held group formed through more than 40 mergers and acquisitions of small to mid-sized software companies. Mr. Cushman holds a B.A. in Politics from Princeton University and an M.B.A. from the Kellogg School of Management from Northwestern University. The Board has concluded that Mr. Cushman should serve as a director because of his nearly 20 years in various roles in the enterprise software industry, including leadership of companies that provide software and technical consulting services to the types of organizations Bsquare serves.

Mary Jesse has been a director since August 2016. Ms. Jesse is a technology executive, strategist, inventor and pioneer in the wireless industry. Ms. Jesse currently serves as Chief Executive Officer of MTI, a global hardware, software and services provider. She additionally serves on the MTI board.  From 2019-2020, she served as a Senior Director for Alvarez & Marsal in their Corporate Performance Improvement (CPI) division. From January 2018 to August 2018, Ms. Jesse served as Chief Executive Officer and board member of Heyou Media, a technology-driven content company. From September 2015 to October 2017, she served as Chief Strategy Officer of VRstudios, a global virtual reality company based in Bellevue, Washington. From 2007 to October 2014, she was the founder and Chief Executive Officer of Ivy Corp., an enterprise messaging technology company. Prior to that, she served as the co-founder and Chief Technology Officer of RadioFrame Networks; Vice President of Strategic Technology of McCaw Cellular Communications, Inc.; and Vice President of Technology Development of AT&T Wireless. A licensed professional engineer, Ms. Jesse holds a B.S. in electrical engineering from the University of Utah and an M.S. in electrical engineering from Santa Clara University, in addition to having authored nineteen patents. She currently serves on the Washington Governors University business council in addition to serving as an advisor to multiple technology companies. Ms. Jesse volunteers her time to support STEM education, entrepreneurship and diversity in business and technology. The Board has concluded that Ms. Jesse should serve as a director because of her extensive technology product development experience and work with a wide range of emerging businesses.

Robert J. Peters has been a director since August 2018 and served as an observer to the Board from June to August 2018. Mr. Peters is a principal and co-founder of Palogic Value Management, L.P., the investment manager of Palogic Value Fund, LP, a Dallas, Texas based investment management company, a position he has held since January 2007. Mr. Peters routinely analyzes public companies’ business plans, financial statements, and competitive positioning. Prior to founding Palogic, Mr. Peters was an investment banker with Stephens Inc., based in Little Rock, Arkansas, where he served as an analyst and associate responsible for execution of a variety of corporate finance transactions including sell side mergers and acquisitions, buy side mergers and acquisitions, leveraged buyouts, private equity investments, initial public offerings, and private placements of debt and equity. Mr. Peters attended Texas Tech University and received an M.S. in Accounting and a B.A. in Business Administration – Accounting. The Board has concluded that Mr. Peters should serve as a director because of his significant experience in equity capital markets, assessing corporate strategy, and capital allocation and given his affiliation with one of our largest shareholders.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF MESSRS. VARDEMAN AND DERRICKSON TO THE BOARD.

CORPORATE GOVERNANCE

Board Leadership Structure

The Board has adopted a structure under which the Chairman of the Board is an independent director. We believe that having a Chairman independent of management provides effective leadership for the Board and helps ensure critical and independent thinking with respect to our strategy and performance. In addition, the Board believes this governance structure promotes balance between the Board's independent authority to oversee our business and the Chief Executive Officer and his management team who manage the business on a day-to-day basis. Moreover, the current separation of the Chairman and Chief Executive Officer roles allows the Chief Executive Officer to focus his time and energy on operating and managing the business while leveraging the experience and perspectives of the Chairman. Our Chief Executive Officer has historically served as a member of and as the sole management representative on the Board. Mr. Derrickson is a director as well as our President and Chief Executive Officer. We believe it is important to enable our Chief Executive Officer to provide information and insight about us directly to the directors in their deliberations. Further, our Board believes that separating the Chief Executive Officer and Chairman of the Board roles as well as having the Chairman of the Board role represented by an independent director is the appropriate leadership structure for us at this time and demonstrates our commitment to effective corporate governance.

Our Chairman of the Board is responsible for the effective functioning of our Board, enhancing its efficacy by guiding its processes and presiding at Board meetings and executive sessions of the independent directors. Our Chairman presides at shareholder meetings and ensures that directors receive appropriate information from our management to fulfill their responsibilities. Our Chairman also acts as a liaison between our Board and executive management, promoting clear and open communication between management and the Board.

Board Role in Risk Oversight

Our Board has responsibility for the oversight of risk management. Our Board, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on us and the steps we take to manage them. While our Board is ultimately responsible for risk oversight, our Board committees assist the Board in fulfilling its oversight responsibilities in certain areas of risk. In particular, our Audit Committee focuses on financial, accounting and investment risks and oversees and approves company-wide risk management practices. Our Governance and Nominating Committee focuses on the management of risks associated with Board organization, membership, structure and corporate governance. In addition, our Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs and related to succession planning for our executive officers.

Director Independence

The Board has determined, after consideration of all relevant factors, that each of Messrs. Chamberlain, Cushman, Harries, Peters and Vardeman and Ms. Jesse, together constituting a majority of our Board, qualifies as an “independent” director as defined under applicable rules of The NASDAQ Stock Market LLC (“NASDAQ”) and that none of such directors has any relationship with us that would interfere with the exercise of their independent business judgment. Mr. Derrickson does not qualify as an “independent” director under applicable NASDAQ rules because he serves as our President and Chief Executive Officer.

Standing Committees and Attendance

The Board held six meetings during 2020. All directors attended more than 75% of the aggregate of the meetings of the Board and committees thereof, if any, upon which such director served during the period for which he or she was a director or committee member during 2020.

The Board has an Audit Committee, a Compensation Committee and a Governance and Nominating Committee. Each of these committees operates under a written charter setting forth its functions and responsibilities, which is reviewed by the respective committee on an annual basis, and by the Board as appropriate. A current copy of each committee’s charter is available on our website at www.bsquare.com on the Corporate Governance page under Board Committees. Information about these standing committees and committee meetings is set forth below.

Audit Committee

The Audit Committee is currently comprised of Messrs. Chamberlain (Committee Chair) and Harries and Ms. Jesse. The Board has determined that, after consideration of all relevant factors, each of these directors qualifies as an “independent” director under applicable SEC and NASDAQ rules. Each member of the Audit Committee is able to read and understand fundamental financial statements, including our consolidated balance sheets, consolidated statements of operations and consolidated statements of cash flows. No member of the Audit Committee has participated in the preparation of our consolidated financial statements, or those of any of our current subsidiaries, at any time during the past three years. The Board has designated Mr. Chamberlain as an “audit committee financial expert” as defined under applicable SEC rules and has determined that Mr. Chamberlain possesses the requisite “financial sophistication” under applicable NASDAQ rules.

The Audit Committee is responsible for overseeing our independent auditors, including their selection, retention and compensation, reviewing and approving the scope of audit and other services by our independent auditors, reviewing the accounting policies, judgments and assumptions used in the preparation of our financial statements and reviewing the results of our audits. The Audit Committee is also responsible for reviewing the adequacy and effectiveness of our internal controls and procedures, including risk management, establishing procedures regarding complaints concerning accounting or auditing matters, reviewing and, if appropriate, approving related-party transactions, reviewing compliance with our Code of Business Conduct and Ethics, and reviewing our investment policy and compliance therewith. The Audit Committee held four meetings during 2020.

Compensation Committee

The Compensation Committee currently consists of Messrs. Cushman, Harries and Vardeman (Committee Chair). The Board has determined that, after consideration of all relevant factors, each of these directors qualifies as an “independent” and “non-employee” director under applicable NASDAQ and SEC rules. The Compensation Committee makes recommendations to the Board regarding our general compensation policies as well as the compensation plans and specific compensation levels for its executive officers. The Compensation Committee held six meetings during 2020.

One of the primary responsibilities of the Compensation Committee is to oversee, and make recommendations to the Board for its approval of, the compensation programs and performance of our executive officers, which includes the following activities:

●	Establishing the objectives and philosophy of the executive compensation programs;
●	Designing and implementing the compensation programs;
●	Evaluating the performance of executives relative to their attainment of goals under the programs and reporting its evaluation to the Board;
●	Developing and maintaining a succession plan for the Chief Executive Officer;
●	Calculating and establishing payouts and awards under the programs as well as discretionary payouts and awards;
●	Reviewing base salary levels and equity ownership of the executives; and
●	Engaging consultants from time to time, as appropriate, to assist with program design and related matters.

Additional information regarding the roles, responsibilities, scope and authority of the Compensation Committee, as well as the extent to which the Committee may delegate its authority, the role that our executive officers serve in recommending compensation and the role of compensation consultants in our compensation process is set forth below under “Executive Officer Compensation.”

The Compensation Committee also periodically reviews the compensation of the Board and proposes modifications, as necessary, to the full Board for its consideration.

Governance and Nominating Committee

The Governance and Nominating Committee (“GNC”) currently consists of Ms. Jesse (Committee Chair), Mr. Cushman and Mr. Peters. The Board has determined that, after consideration of all relevant factors, each of these directors qualifies as an “independent” director under applicable NASDAQ rules. The Governance and Nominating Committee held four meetings during 2020.

The primary responsibilities of the Governance and Nominating Committee are to:

●	Develop and recommend to the Board criteria for selecting qualified director candidates;
●	Identify individuals qualified to become Board members;
●	Evaluate and select director nominees for each election of directors;
●	Consider the committee structure of the Board and the qualifications, appointment and removal of committee members;
●	Recommend codes of conduct and codes of ethics applicable to us;
●	Evaluate the composition and performance of the Board;
●	Ensure directors are keeping abreast of current governance standards; and
●	Provide oversight in the evaluation of the Board and each committee.

Director Nomination Process

The Board has determined that director nomination responsibilities should be overseen by the GNC. One of the GNC’s goals is to assemble a Board that brings to us a variety of perspectives and skills derived from high quality business and professional experience. Although the GNC and the Board do not have a formal diversity policy, the Board instructed the GNC to consider such factors as it deems appropriate to develop a Board and committees that are diverse in nature and comprised of experienced and seasoned advisors. Factors considered by the GNC include judgment, knowledge, skill, diversity (including factors such as race, gender and experience), integrity, experience with businesses and other organizations of comparable size, including experience in software products and services, the Internet of Things industry, business, finance, administration or public service, the relevance of a candidate’s experience to our needs and experience of other Board members, familiarity with national and international business matters, experience with accounting rules and practices, the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members, and the extent to which a candidate would be a desirable addition to the Board and any committees of the Board. In addition, directors are expected to be able to exercise their best business judgment when acting on behalf of us and our shareholders, act ethically at all times and adhere to the applicable provisions of our Code of Business Conduct and Ethics. Other than consideration of the foregoing and applicable SEC and NASDAQ requirements, unless determined otherwise by the GNC, there are no stated minimum criteria, qualities or skills for director nominees. The GNC may also consider such other factors as it may deem are in the best interests of us and our shareholders. In addition, at least one member of the Board serving on the Audit Committee should meet the criteria for an “audit committee financial expert” having the requisite “financial sophistication” under applicable NASDAQ and SEC rules, and a majority of the members of the Board should meet the definition of “independent director” under applicable NASDAQ rules.

The GNC identifies director nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. The GNC also takes into account an incumbent director’s performance as a Board member. If any member of the Board does not wish to continue in service, if the GNC decides not to re-nominate a member for reelection, if the Board decided to fill a director position that is currently vacant or if the Board decides to recommend that the size of the Board be increased, the GNC identifies the desired skills and experience of a new nominee in light of the criteria described above. Current members of the Board and management are polled for suggestions as to individuals meeting the GNC’s criteria. Research may also be performed to identify qualified individuals. Nominees for director are selected by a majority of the members of the GNC, with any current directors who may be nominees themselves abstaining from any vote relating to their own nomination.

It is the policy of the GNC to consider suggestions for persons to be nominated for director that are submitted by shareholders. The GNC will evaluate shareholder suggestions for director nominees in the same manner as it evaluates suggestions for director nominees made by management, then-current directors or other appropriate sources. Shareholders suggesting persons as director nominees should send information about a proposed nominee to our Secretary at our principal executive offices as referenced above not later than 90 days nor earlier than 120 days prior before the anniversary of the mailing date of the prior year’s proxy statement. This information should be in writing and should include a signed statement by the proposed nominee that he or she is willing to serve as a director of Bsquare Corporation, a description of the proposed nominee’s relationship to the shareholder and any information that the shareholder feels will fully inform the GNC about the proposed nominee and his or her qualifications. The GNC may request further information from the proposed nominee and the shareholder making the recommendation. In addition, a shareholder may nominate one or more persons for election as a director at our annual meeting of shareholders if the shareholder complies with the notice, information, consent and other provisions relating to shareholder nominees contained in our Bylaws.

Executive Officers

The names and certain information about the Executive Officers are set forth below.

Name	Age	Position
Ralph C. Derrickson	62	Director, President and Chief Executive Officer
Christopher V. Wheaton	49	Chief Financial Officer, Chief Operating Officer, Secretary and Treasurer

Mr. Derrickson’s biographical details are set out above under the heading titled “Directors.”

Christopher Wheaton joined us as Chief Financial Officer in September 2019. Prior to joining Bsquare, in November 2018, Mr. Wheaton was employed at IslandWood, a non-profit environmental education organization and served as its interim Chief Financial and Operating Officer from January 2019 to September 2019. From April 2015 to September 2018, Mr. Wheaton served as the Chief Operating and Financial Officer for Pacific Science Center Foundation, a non-profit educational organization. From July 2003 until April 2015, Mr. Wheaton co-founded and served as the Chief Operating and Financial Officer for EnerG2 Technologies, Inc., an advanced carbon materials manufacturing company. Prior to 2003, Mr. Wheaton was employed by several public and private companies in senior financial management positions. Since January 2020, Mr. Wheaton has been a board member of PEMCO, a mutual insurance company serving the property and casualty market in the Pacific Northwest. Mr. Wheaton received a B.A. from Northwestern University and an MBA from the Stanford Graduate School of Business.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics in compliance with applicable rules of the SEC that applies to our principal executive officer, our principal financial officer and our principal accounting officer or controller, or persons performing similar functions, as well as to all members of our Board and all other employees. A copy of the Code of Business Conduct and Ethics is available on our website at www.bsquare.com on the Corporate Governance page. We will disclose, on our website, any amendment to, or waiver from, our Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the Code of Business Conduct and Ethics enumerated in applicable rules of the SEC.

2020 Director Compensation

When joining the Board, we historically granted directors a one-time grant of 25,000 stock options, which vest quarterly over two years, and an initial grant of restricted stock units, or RSUs. The Chairman of the Board historically received a one-time grant of 50,000 stock options when joining the Board (or 25,000 stock options if appointed as Chairman of the Board while already serving as a director), and an initial grant of restricted stock units. The number of shares underlying the initial restricted stock unit awards granted to new directors is determined by dividing $50,000 by our closing stock price on the date of grant (or $75,000 in the case of the Chairman of the Board (or $25,000 if appointed as Chairman of the Board while already serving as a director)) and is prorated based on the date on which such director is appointed. Thereafter, standing directors received annual grants of restricted stock units, the number of shares underlying which is determined by dividing $50,000 by our closing stock price on the date of grant ($75,000 in the case of the Chairman of the Board). Starting in 2021, we eliminated the option component of director compensation and established a floor price of $3.25 for all RSUs awarded to directors to better align director compensation with value creation for shareholders. The annual restricted stock unit awards are granted on the earlier of (i) the day of the annual meeting of our shareholders or (ii) the last trading day of our second fiscal quarter. The restricted stock unit awards vest quarterly over one year. All equity awards cease vesting as of the date a director’s service on the Board terminates for any reason, provided that the Board may accelerate the vesting of any outstanding stock award for a director whose service on the Board terminates for any reason other than removal for cause.

We also pay annual cash director fees of $30,000 to non-Chair directors and $40,000 to the Chairman of the Board, and annual Board Committee fees to directors who serve on the Audit Committee of $10,000 and $5,000 to directors who serve on other committees. The Chairs of the Governance and Nominating Committee and the Compensation Committee receive additional annual Board Committee fee compensation of $3,000. The Board may also determine to pay these cash amounts in RSUs, subject to a floor price of $3.25 per RSU. All cash amounts are payable in quarterly increments. Directors are also reimbursed for reasonable expenses incurred for Board-related activities. Notwithstanding the foregoing, directors who are also our employees, including Mr. Derrickson, our President and Chief Executive Officer, do not receive additional compensation for services provided as a director.

The table below presents the 2020 compensation of our non-employee directors. The compensation of Ralph C. Derrickson, a director and President and Chief Executive Officer, is described in the Summary Compensation Table in the section titled “Executive Officer Compensation.”

Director Compensation Table

	Fees Earned or
	Paid in Cash(1)	Stock Awards(2)	Option Awards(3)	Total
Name	($)	($)	($)	($)
Robert J. Chamberlain (4)	$40,000	$50,000	$-	$90,000
Davin W. Cushman (5)	46,889	50,000	-	96,889
Andrew S.G. Harries (6)	55,000	75,000	-	130,000
Mary Jesse (7)	48,000	50,000	-	98,000
Robert J. Peters (8)	35,000	50,000	-	85,000
Ryan L. Vardeman (9)	35,000	50,000	-	85,000

(1) Fees paid earned or paid in cash are composed of payments for services performed in each prior quarter.

(2) The amounts in this column reflect the aggregate grant-date fair value of restricted stock unit awards, determined in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718 for stock-based compensation (“Topic 718”) without regard to forfeitures. The amounts included reflect only the awards treated as granted in 2020. Assumptions used in the calculation of these award amounts are set forth in Note 11 (Shareholders’ Equity) to the financial statements included in Part II, Item 8 of our Annual Report on Form 10-K.

(3) The amounts in this column reflect the aggregate grant-date fair value of stock option awards, determined in accordance with Topic 718 without regard to forfeitures. The amounts included reflect only the awards treated as granted in 2020. Assumptions used in the calculation of these award amounts are set forth in Note 11 (Shareholders’ Equity) to the financial statements included in Part II, Item 8 of our Annual Report on Form 10-K.

(4) Mr. Chamberlain held 25,000 vested stock options and 25,338 unreleased restricted stock units as of December 31, 2020.

(5) Mr. Cushman held 25,000 vested stock options and 25,338 unreleased restricted stock units as of December 31, 2020.

(6) Mr. Harries held 25,000 vested stock options and 38,007 unreleased restricted stock units as of December 31, 2020.

(7) Ms. Jesse held 25,000 vested stock options and 25,338 unreleased restricted stock units as of December 31, 2020.

(8) Mr. Peters held 25,000 vested stock options and 25,338 unreleased restricted stock units as of December 31, 2020.

(9) Mr. Vardeman held 25,000 vested stock options and 25,338 unreleased restricted stock units as of December 31, 2020.

2020 Executive Officer Compensation

The following table sets forth the compensation earned during the past two fiscal years by Ralph C. Derrickson, our President and Chief Executive Officer, and Christopher Wheaton, our Chief Financial Officer, Chief Operating Officer, Secretary and Treasurer. We did not have any other executive officers during 2020. We refer to these persons as our “named executive officers.”

Summary Compensation Table

				All other
			Option	compen-
		Salary	awards(1)	sation(2)	Total
Name and principal position	Year	($)	($)	($)	($)
Ralph C. Derrickson	2020	325,000	-	34,673	359,673
President and Chief Executive Officer	2019	256,250	1,108,125	9,111	1,373,486
Christopher Wheaton	2020	275,000	34,500	18,723	328,223
Chief Financial Officer, Secretary and Treasurer	2019	72,981	164,050	3,938	240,969

(1)

The amounts in this column reflect the aggregate grant-date fair value of stock option awards, determined in accordance with Topic 718 without regard to forfeitures. The amounts included for a particular year reflect only the awards treated as granted in that year. Assumptions used in the calculation of these award amounts are set forth in Note 11 (Shareholders’ Equity) to the financial statements included in Part II, Item 8 of our 2020 10-K.

(2)

Represents 401(k) matching employer contributions, premiums paid by us under a group medical or life insurance plan, and any other allowances for parking and mobile telephone / data service, which includes personal use.

Employment Agreements with Named Executive Officers

We have agreements with our named executive officers, which include provisions regarding post-termination compensation. We do not have a formal severance policy or plan applicable to our executive officers as a group.

Under our agreement with Mr. Derrickson entered into in February 2019, Mr. Derrickson is entitled to receive an annual salary of at least $325,000 and is eligible to receive an annual bonus equal to 50% of his annual salary at 100% achievement. His 2021 salary is set at $345,000, and we have agreed that bonuses will be paid in the form of performance-based RSUs, as described further in the Determination of Compensation section below. In the event Mr. Derrickson’s employment is terminated by us when neither cause nor long term disability exists (as such terms are defined in the agreement), subject to execution of a release by Mr. Derrickson of any employment-related claims, he shall be entitled to receive severance equal to nine months of his then annual base salary, continued COBRA coverage at our expense for a period of nine months following his termination date and a pro rata portion of his annual bonus as determined by the Compensation Committee. In the event that, within twelve months after a change of control of Bsquare (as defined in the agreement), Mr. Derrickson’s employment is terminated when neither cause nor long term disability exists or Mr. Derrickson terminates his employment for good reason (as defined in the agreement), subject to execution of a release by Mr. Derrickson of any employment-related claims, he shall be entitled to receive a one-time lump sum severance payment equal to twelve months of his then annual base salary, 100% of his target annual bonus as determined by the Compensation Committee, and continued COBRA coverage at our expense for a period of twelve months following his termination date (provided that, during the first twelve months after a change of control of Bsquare, such severance payments shall be in lieu of the severance payments described in the preceding sentence, and after expiration of the twelve-month period following a change of control, Mr. Derrickson shall only be entitled to the severance payments described in the preceding sentence). In addition, immediately prior to a change of control of Bsquare, all of Mr. Derrickson’s unvested stock options and restricted stock units shall become fully vested and immediately exercisable.

Under our agreement with Mr. Wheaton entered into in August 2019, Mr. Wheaton is entitled to receive an annual salary of at least $275,000 and is eligible to receive an annual bonus of $100,000 at 100% achievement. His 2021 salary is set at $300,000, and we have agreed that bonuses will be paid in the form of performance-based RSUs, as described further in the Determination of Compensation section below. In the event that, within twelve months after a change of control of Bsquare (as defined in the agreement), Mr. Wheaton’s employment is terminated when neither cause nor long term disability exists or Mr. Wheaton terminates his employment for good reason (as defined in the agreement), subject to execution of a release by Mr. Wheaton of any employment-related claims, he shall be entitled to receive a one-time lump sum severance payment equal to six months of his then annual base salary, 100% of his target annual bonus as determined by the Compensation Committee, and continued COBRA coverage at our expense for a period of six months following his termination date. In addition, immediately prior to a change of control of Bsquare, all of Mr. Wheaton’s unvested stock options shall become fully vested and immediately exercisable.

Determination of Compensation

The Compensation Committee’s philosophy regarding total executive compensation has been to provide a comprehensive and competitive compensation package consisting of base salary and performance-based incentives that help align executive compensation with shareholder interests and promote growth in shareholder value. The Compensation Committee believes total executive compensation is below market peer median levels. We also periodically review the level of incentive-based compensation for each member of our executive team. We intend to maintain competitive levels of compensation for our management team. In 2021, we decided to eliminate future cash bonuses in exchange for an award of performance-based RSUs with vesting based on stock performance and service conditions.

Total Compensation

For purposes of evaluating executive officer total compensation including base salary, discretionary bonus, equity awards and incentive compensation, the Compensation Committee primarily considers two factors:

●

Competitive level: The Compensation Committee has the authority to engage its own advisers to assist in carrying out its responsibilities. Historically the Compensation Committee has engaged a compensation consultant to review and assess the market competitiveness of our executive compensation programs.

●

Company and individual performance objectives: In addition to considering compensation levels of executives at similarly sized regional public companies, the Compensation Committee reviews our financial and non-financial performance objectives applicable to each executive. Our performance objectives are typically determined through collaboration with the Chief Executive Officer, the Board and the Compensation Committee. The Compensation Committee determines the financial and non-financial performance objectives applicable to the Chief Executive Officer (without his participation). These objectives and associated awards have historically been addressed through annual cash or equity bonuses with respect to our executive officers.

Base Salary and Discretionary Bonus

The Compensation Committee’s goal is to provide a competitive base salary for our executive officers. The Compensation Committee has not established any formal guidelines for purposes of setting base salaries (such as payment at a particular percentile of a benchmark group), but instead considers the general market compensation data along with our performance and the individual’s performance and experience in determining what represents a competitive salary. The Compensation Committee also considers these factors in its recommendations to the Board regarding whether and in what amounts to award discretionary cash or equity bonuses.

Short-Term Incentive Plan Compensation (STI)

We have historically awarded short-term incentive compensation to our named executive officers, including annual cash or equity bonuses, the terms of which vary from year to year.

In March 2020, upon the recommendation of the Compensation Committee, our Board adopted the Bsquare Corporation Executive Bonus Plan (“EBP”), which formalized the Company’s historical practice of awarding annual bonuses to certain key executives of the Company based on achievement of specified performance goals. Awards may be in the form of cash or equity granted under the equity incentive plans. The Board designated the Committee as the administrator of the EBP (the “Administrator”). The Administrator may establish performance goals that relate to financial, operational or other performance of the Company, or to any other performance goal established by the Administrator in connection with a potential bonus payment (the “Performance Goals”). Pursuant to the EBP, the Administrator established Performance Goals for 2020 relating to segment revenues and contribution margin and working capital levels. Following completion of the 2020 Performance Period, the amounts payable to each Covered Executive under the EBP will be based entirely on the determination of the Administrator regarding the level of achievement of the Performance Goals. The Administrator has authority to revise or refine the Performance Goals in its discretion. The EBP was also reassessed and restructured to more tightly align compensation with both short- and long-term shareholder interests and to be responsive to prior shareholder advisory votes on executive compensation.

Long-Term Equity Incentive Awards (LTI)

Longer-term incentives in the form of grants of stock options, restricted stock, RSUs and other forms of equity instruments to executive officers are governed by the fourth amended and restated stock plan (the “Current Stock Plan”) or our 2011 Inducement Award Plan (the “Inducement Plan”), as applicable.

Historically, we granted stock options at the time we hired an executive officer under the Inducement Plan. We stopped using our Inducement Plan in 2019 and formally terminated it in 2021, in favor of using shareholder-approved Current Stock Plan for all equity incentive awards, including those to new hires

Further, the Compensation Committee periodically reviews the equity ownership of the executive officers and may determine that additional awards of equity instruments under the Current Stock Plan are warranted based on a number of factors, including competitive factors, company and individual performance, the vested status of currently outstanding equity awards, the executive’s equity ownership in relation to that of other executives and other factors. The Compensation Committee maintains no formal guidelines for these periodic reviews. Stock options are awarded with exercise prices equal to the closing market price per share of our common stock on the grant date. Our only equity award to executive officers in 2020 was an August 2020 award to Mr. Wheaton of options to acquire 25,000 shares of our common stock, which vests 25% on the one-year anniversary and the balance in equal monthly installments for three years thereafter.

Other Compensation and Perquisites

Executive officers, including the named executive officers, are eligible to participate in standard benefit plans available to all employees including our 401(k)-retirement plan, medical, dental, disability, vacation and sick leave and life and accident insurance. The same terms apply to all employees for these benefits except where the value of the benefit may be greater for executives because they are more highly compensated than most other employees (e.g., disability benefits). We do not provide any pension or deferred compensation benefits to our executive officers.

Outstanding Equity Awards at Fiscal Year End

The following table presents the outstanding equity awards held by the named executive officers as of December 31, 2020:

	Option Awards
		Number of Securities
		Underlying		Option	Option
	Grant	Unexercised Options		Exercise	Expiration
Name	Date	Exercisable (#)	Unexercisable (#)	Price ($) (1)	Date (2)
Ralph C. Derrickson	03/11/2019	164,063	210,937	$1.97	03/11/2029
	03/11/2019	—	187,500	$1.97	03/11/2029
Christopher Wheaton	09/09/2019	40,367	88,806	$1.27	09/09/2029
	08/26/2020	—	25,000	$1.38	08/26/2030

(1)	The option exercise price is the closing price of our common stock on the grant date.
(2)	All options outstanding expire ten years from the grant date.

Employee Benefit Plans

401(k) Plan

We maintain a tax-qualified 401(k) employee savings and retirement plan for eligible U.S. employees. Eligible employees may elect to defer a percentage of their eligible compensation in the 401(k) plan, subject to the statutorily prescribed annual limit. We may make matching contributions on behalf of all participants in the 401(k) plan in the amount equal to one-half of the first 6% of an employee’s contributions. Company matching contributions and employee contributions are fully vested at all times. We intend the 401(k) plan to qualify under Sections 401(k) and 501 of the Internal Revenue Code of 1986, as amended, so that contributions by employees or us to the 401(k) plan and income earned, if any, on plan contributions are not taxable to employees until withdrawn from the 401(k) plan (except as regards Roth contributions), and so that we will be able to deduct our contributions when made. The trustee of the 401(k) plan, at the direction of each participant, invests the assets of the 401(k) plan in any of a number of investment options.

Equity Compensation Plan Information

The following table presents certain information regarding our common stock that may be issued upon the exercise of options and vesting of restricted stock units granted to employees, consultants or directors as of December 31, 2020:

Number of securities
	Number of securities			remaining available for future
	to be issued upon		Weighted-average	issuance under equity
	exercise of		exercise price of	compensation plans (excluding
	outstanding options,		outstanding options,	securities reflected
	warrants and rights		warrants and rights	in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders		(1)
Equity compensation plans not approved by security holders		(2)			(3)

(1)	Amount includes 164,697 restricted stock units granted and unvested as of December 31, 2020.

(2)	Amount includes no restricted stock units granted and unvested as of December 31, 2020.

(3)

Indicates shares of our common stock reserved for future issuance under the Inducement Plan. The Inducement Plans allow us to grant options, restricted stock, restricted stock units and certain other equity-based compensation in connection with hiring new employees. The number of shares reserved for issuance may be modified by the Board, subject to SEC and NASDAQ limitations. There were 791,673 options and no restricted stock units granted under the Inducement Plan during 2019. Following these awards, we determined to stop using the Inducement Plan in 2019, and we formally terminated the Inducement Plan in 2021.

STOCK OWNERSHIP

Security Ownership of Principal Shareholders, Directors and Management

The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 15, 2021 by:

●	each person who is known by us to own beneficially more than five percent (5%) of the outstanding shares of common stock;

●	each of our directors;

●	each of the named executive officers; and

●	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. The number of shares listed below under the heading “Total Common Stock Equivalents” is the aggregate beneficial ownership for each shareholder and includes common stock owned plus settled RSUs; the number of shares listed under the heading "Deemed Outstanding Shares" includes vested stock options plus unvested options and restricted stock units that may be exercised or settled for common stock within 60 days after March 31, 2020. Deemed Outstanding Shares are considered beneficially owned by the holder for the purpose of computing share and percentage ownership of that holder presented below, but are not treated as outstanding for the purpose of computing the percentage ownership of any other holder presented below.

This table is based on information supplied by officers, directors, and filings made with the SEC. Percentage ownership is based on 13,298,150 shares of common stock outstanding as of March 31, 2020.

Unless otherwise noted below, the address for each shareholder listed below is c/o Bsquare Corporation, 1415 Western Avenue, Suite 700, Seattle, Washington 98101. Unless otherwise noted, each of the shareholders listed below has sole investment and voting power with respect to the common stock indicated, except to the extent shared by spouses under applicable law.

		Number of	Percentage
	Total	Shares Underlying	of
	Common	Options and RSUs	Common
	Stock	(Deemed	Stock
Name and Address of Beneficial Owner	Equivalents	Outstanding Shares)	Equivalents
5% Owners:
Palogic Value Management, L.P (1)	1,585,711	—	11.9%
5310 Harvest Hill Road, Suite 110
Dallas, TX 75230
Renaissance Technologies LLC (2)	1,134,531	—	8.5%
800 Third Avenue
New York, NY 10022
Directors and Named Executive Officers:
Ryan L. Vardeman (5)	1,653,992	33,446	12.7%
Andrew S.G Harries	298,290	37,669	2.5%
Ralph C. Derrickson	35,000	257,813	2.2%
Robert J. Chamberlain	93,871	33,446	1.0%
Davin W. Cushman	86,700	33,446	0.9%
Mary Jesse	86,440	33,446	0.9%
Robert J. Peters (6)	71,046	33,446	0.8%
Christopher Wheaton	15,000	53,823	0.5%
All executive officers and directors as a group	2,340,339	516,535	20.7%

(1) The indicated ownership is based solely on SEC Form 4, filed with the SEC on August 28, 2020, according to which Palogic Value Management, L.P., Palogic Value Fund, L.P., Palogic Capital Management, LLC and Mr. Vardeman then had shared voting and dispositive power such shares.

(2) The indicated ownership is based solely on a Schedule 13G/A filed with the SEC on February 11, 2021, according to which each of Renaissance Technologies LLC and Renaissance Technologies Holdings Corporation has sole voting power and dispositive power over such shares.

(3) Mr. Vardeman is a principal of and may be deemed to beneficially own securities beneficially owned by Palogic Capital Management.

(4) Mr. Peters is a principal of Palogic Capital Management but does not have dispositive or voting power over shares beneficially owned by Palogic Capital Management.

Pursuant to our Insider Trading Policy, we strongly discourage all employees from engaging in any form of hedging transactions, such as prepaid variable forwards, equity swaps, collars and exchange funds. We believe facing the full risks and rewards of ownership is important to aligning the objectives of employees with our other shareholders. Any employee wishing to enter into such a hedging transaction must obtain pre-clearance at least two weeks in advance and set forth a justification for the proposed transaction.

We also prohibit pledging of securities in a margin account or as collateral for a loan. Because the timing of any need by the secured party to foreclose on the pledged shares is inherently uncertain, we believe there is unacceptable risk that a margin or foreclosure sale could occur at a time when the pledgor is aware of material nonpublic information.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There were no transactions since January 1, 2020, nor are there any proposed transactions as of the date of this proxy statement, as to which the amount involved exceeds $120,000 and in which any related person has or will have a direct or indirect material interest, other than equity and other compensation, termination and other arrangements which are described above under the headings “2020 Director Compensation” and “Executive Officer Compensation.”

PROPOSAL NO. 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

General

On an annual basis, we provide our shareholders with the opportunity to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC.

This advisory vote, commonly referred to as a “say-on-pay” vote, is not binding on us, our Board or our Compensation Committee. Moreover, the vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers, as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC. However, while this vote is advisory and not binding on us, we will consider the views of our shareholders when determining executive compensation in the future, including seeking to determine the causes of any significant negative voting results to better understand issues and concerns. For example, we have revised several pay practices in 2019 and 2020 in light of the voting results at our 2019 and 2020 annual meetings of shareholders.

Executive compensation is an important matter for us and for our shareholders. The core of our executive compensation philosophy and practice continues to be pay for performance. As discussed above under the heading “Executive Officer Compensation,” our executive compensation programs are based on practices that require achievement of challenging goals – goals that will drive us to achieve profitable revenue growth and market share gains, while expanding the global market opportunity for our products, technology and services portfolio, and ultimately leading to long-term shareholder value. We believe our compensation programs are strongly aligned with the long-term interests of our shareholders and have been and will continue to be effective in incenting the achievement and performance of our executive officers. Compensation of our executive officers is designed to enable us to attract and retain talented and experienced senior executives to lead us successfully in a competitive environment.

Shareholder Engagement

When our say-on-pay proposal slimly passed in 2019, our new management team began soliciting feedback from our shareholders about our executive compensation with a view to better aligning our executive compensation with shareholder expectations.  This continued in 2020, even as our 2020 say-on-pay proposal passed by more than 75%.  In 2020, we conducted multiple shareholder outreach meetings, including with individual and institutional shareholders, at which we discussed executive compensation matters.  The feedback we have received from shareholders has related almost exclusively to improving our business operations, including preserving our cash to support our operations, ensuring that executive compensation is clearly tied to improved company performance, and avoiding excessive dilution.

Reflecting this feedback, we have simplified our executive compensation to consist primarily of base salary, performance-based bonuses, and long-term equity incentive compensation.  We did not award bonuses to executive officers for our performance in 2018, 2019 or 2020. Our only equity award to executive officers in 2020 was an August 2020 option award to Mr. Wheaton, due to his significant efforts in 2019 and 2020 to restructure our operations, which vest over four years.  In 2021, we also determined to award performance-based restricted stock units that vest upon a sustained trading price of $3.25 per share.  We also eliminated the option component of director compensation and established a floor price of $3.25 for all RSUs awarded to directors.

We believe the following demonstrates our commitment to responsible compensation practices:

●	As shown in our recent compensation decisions, we only award bonuses to executive officers based on satisfaction of pre-established company performance objectives that are not easily obtained, that are carefully tied to long-term value and growth, and that are determined by our fully independent Compensation Committee. We did not award such bonuses in 2018, 2019 or 2020.

●	We have the ability to award annual bonuses in equity than cash, further aligning long-term incentives of management with those of our shareholders.

●	We have revised our go-to-market strategy and eliminated positions in our senior leadership, which materially decreased total executive compensation expenses, which were under $700,000 in 2020.

●	We stopped using our Inducement Plan in 2019 and formally terminated it in 2021, in favor of using shareholder-approved Current Stock Plan for all equity incentive awards, including those to new hires.

●	We do not “gross up” any tax payment obligation in the event that payments to executives would subject them to the IRS parachute excise tax.

●	We do not generally provide for accelerated vesting of equity awards for participants in the event of a change in control, although we may do so in certain cases.

●

We seek and obtain input from our shareholders regarding our executive compensation programs, and we hold annual “say-on-pay” votes to allow all shareholders communicate their approval or disapproval or executive compensation.

We believe these and other practices demonstrate our commitment to pay for performance, to aligning compensation with long-term value creation, and to listening to our shareholders about compensation matter and taking action.

Our named executive officers and their compensation is described above under the heading “Executive Officer Compensation,” including our compensation philosophy and objectives and the fiscal 2020 compensation of the named executive officers.

We are asking shareholders to vote on the following resolution:

“Resolved, that the shareholders approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the 2021 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the SEC.”

Vote Required

Approval on an advisory basis of the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC requires that the votes cast in favor of the proposal exceed the votes cast against the proposal.

As indicated above, the shareholder vote on this resolution will not be binding on us, the Compensation Committee or the Board, and will not be construed as overruling any decision by us, the Compensation Committee or the Board. The vote will not be construed to create or imply any change to our fiduciary duties or those of the Compensation Committee or the Board, or to create or imply any additional fiduciary duties for us, the Compensation Committee or the Board.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

PROPOSAL NO. 3

RATIFY APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm of Moss Adams LLP (“Moss Adams”) has acted as our auditor since May 2006 and has audited our financial statements for the years ended December 31, 2020 and 2019. Moss Adams is responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States and issuing a report on its audit. A representative of Moss Adams is expected to join the Annual Meeting by conference call, where he or she will have the opportunity to make a statement and to respond to appropriate questions.

The Audit Committee’s charter provides that it shall have the sole authority and responsibility to select, evaluate and, if necessary, replace our independent registered public accounting firm. The Audit Committee has selected Moss Adams as our independent registered public accounting firm for the year ending December 31, 2021.

The Audit Committee pre-approves all audit and non-audit services performed by our auditor and the fees to be paid in connection with such services in order to assure that the provision of such services does not impair the auditor’s independence. Unless the Audit Committee provides general pre-approval of a service to be provided by the auditor and the related fees, the service and fees must receive specific pre-approval from the Audit Committee.

INDEPENDENT AUDITORS

Audit Fees

We paid Moss Adams audit fees of $260,108 and $272,840 during the years ended December 31, 2020 and 2019, respectively. These audit fees related to professional services rendered in connection with the audit of our annual consolidated financial statements, the reviews of the consolidated financial statements included in each of our quarterly reports on Form 10-Q and accounting services that relate to the audited consolidated financial statements and are necessary to comply with generally accepted auditing standards.

Audit-Related Fees

There were no fees billed for fiscal years 2020 or 2019 for assurance and related services by Moss Adams that were reasonably related to the performance of its audit of our financial statements and not reported under the caption “Audit Fees.”

Tax Fees

There were no fees billed for fiscal years 2020 or 2019 for tax compliance, tax advice or tax planning services rendered to us by Moss Adams.

All Other Fees

We paid Moss Adams $38,143 and $40,573 during 2020 and 2019, respectively, for fees associated with SOC Type-2 examinations and other administrative fees.

AUDIT COMMITTEE REPORT

In connection with the financial statements of Bsquare Corporation (the “Company”) for the fiscal year ended December 31, 2020, the Audit Committee of the Board of Directors of the Company (the “Board”) has:

●	Reviewed and discussed the audited financial statements with management of the Company;

●	Discussed with the Company independent registered public accounting firm, Moss Adams LLP (the “Firm”), the matters required to be discussed by applicable auditing standards; and

●

Received the written disclosures and the letter from the Firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the Firm’s communications with the Audit Committee concerning independence and discussed with the Firm its independence.

Based upon these reviews and discussions, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 for filing with the SEC.

Submitted by the Audit Committee: Robert J. Chamberlain, Chair Andrew S.G. Harries Mary Jesse

Vote Required

The ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm requires that the votes cast in favor of the proposal exceed the votes cast against the proposal.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021.

PROPOSAL NO. 4

APPROVE ADOPTION OF 2021 EQUITY INCENTIVE PLAN

At the Annual Meeting, shareholders will be asked to approve the 2021 Equity Incentive Plan (the “2021 Plan”). Our Board adopted the 2021 Plan on April 13, 2021, subject to and effective upon its approval by our shareholders. The 2021 Plan is intended to replace our Current Stock Plan. If our shareholders approve the 2021 Plan, it will become effective on the day of the Annual Meeting, and no further awards will be granted under the Current Stock Plan, which will be terminated.

Essential to Provide Incentives

We operate in a challenging marketplace in which our success depends to a great extent on our ability to attract and retain employees, directors and other service providers of the highest caliber. One of the tools our Board regards as essential in addressing these human resource challenges is a competitive equity incentive program. Our employee equity incentive program provides a range of incentive tools and sufficient flexibility to permit our Compensation Committee to implement them in ways that will make the most effective use of the shares our shareholders authorize for incentive purposes. We intend to use these incentives to attract new key employees and to continue to retain existing key employees, directors and other service providers for the long-term benefit of Bsquare and its shareholders.

Share Authorization and Dilution

The 2021 Plan authorizes our Compensation Committee to provide incentive compensation in the form of stock options, stock appreciation rights, restricted stock and stock units, performance shares and units and other stock-based awards. Under the 2021 Plan, we will be authorized to issue incentive compensation convertible into up to 1,200,000 shares of common stock (the “Authorized Share Amount”). The Authorized Share Amount is intended to approximate the sum of the 954,355 shares remaining available for issuance under the Current Stock Plan (previously approved by shareholders) and the 287,770 shares remaining available for future issuance under the Inducement Plan (previously disclosed to shareholders), each as of December 31, 2020.  Accordingly, the Authorized Share Amount reflects a share reserve that is less than the previously disclosed amounts that we believe shareholders have been referencing when assessing dilution.

Key Features of the 2021 Plan

The 2021 Plan contains a number of provisions that we believe are consistent with best practices in equity compensation and which protect the interests of our shareholders:

■	Fixed plan term. The 2021 Plan has a fixed term of ten (10) years.

■

No evergreen authorization. The 2021 Plan does not have an evergreen provision, which would have permitted an annual increase in the number of shares authorized for issuance without further shareholder approval.

■

No liberal share recycling. The number of shares remaining available for grant under the 2021 Plan is reduced by the gross number of shares subject to options and stock appreciation rights settled on a net basis and by any shares withheld for taxes in connection with the exercise of options or stock appreciation rights or the vesting or settlement of full value awards.

■

No recycling of open market repurchases. Any shares of our common stock we repurchase in the open market with option exercise proceeds will not increase the maximum number of shares that may be issued under the 2021 Plan.

■	Non-employee director award limit. The aggregate grant date fair value of awards granted and cash compensation that may be earned by any nonemployee member of our Board in a fiscal year is limited.

■	No discounted options or stock appreciation rights. No discount from fair market value is permitted in setting the exercise price of stock options and stock appreciation rights.

■	Prohibition of repricing. The 2021 Plan prohibits the repricing of stock options and stock appreciation rights without the approval of our shareholders.

■

Minimum vesting. The 2021 Plan requires each award to have a minimum vesting period of one year, except for 5% of the aggregate number of shares authorized for issuance under the 2021 Plan or any vesting accelerated upon death, disability or a change in control of Bsquare.

■

Performance-based awards. Performance share and performance unit awards require the achievement of pre-established goals. The 2021 Plan establishes a list of measures of business and financial performance from which our Compensation Committee may construct predetermined performance goals that must be met for an award to vest, although our Compensation Committee may choose to construct performance goals using alternative metrics and has the discretion to adjust awards.

■	No tax gross-ups. The 2021 Plan does not provide for any tax gross-ups.

■

Limitations on dividends and dividend equivalents. No dividends may be paid in connection with stock options or stock appreciation rights. Any dividends or dividend equivalents payable in connection with a full value award will be subject to the same restrictions as the underlying award and will not be paid until and unless such award vests.

The above description of key features is a summary only and is qualified in its entirety by reference to the complete text of the 2021 Plan, which is attached to this Proxy Statement as Appendix A and which we encourage shareholders to read in its entirety.

Our Board believes that the 2021 Plan will serve a critical role in attracting and retaining the high caliber employees, consultants and directors essential to our success and in motivating these individuals to strive to meet our goals. Therefore, our Board urges you to vote to approve the adoption of the 2021 Plan.

Summary of the 2021 Plan

The following summary of the 2021 Plan is qualified in its entirety by the specific language of the 2021 Plan, a copy of which is attached to this proxy statement as Appendix A.

General. The purpose of the 2021 Plan is to advance our interests and the interests of our shareholders by providing an incentive program that will enable us to attract and retain employees, consultants and directors and to provide them with an equity interest in the growth and profitability of our Company. These incentives are provided through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units and other stock-based awards.

Authorized Shares. The maximum aggregate number of shares authorized for issuance under the 2021 Plan is 1,200,000 shares. If our shareholders approve adoption of the 2021 Plan, our Board will immediately terminate the Current Stock Plan, and any of these shares that are not then subject to outstanding awards will cease to be available for grant under the Current Stock Plan.

Share Counting. Each share made subject to an award will reduce the number of shares remaining available for grant under the 2021 Plan by one (1) share. If any award granted under the 2021 Plan expires or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase are forfeited or repurchased by the Company for not more than the participant’s purchase price, any such shares reacquired or subject to a terminated award will again become available for issuance under the 2021 Plan. Shares will not be treated as having been issued under the 2021 Plan and will therefore not reduce the number of shares available for issuance to the extent an award is settled in cash. Shares that are withheld or that are tendered in payment of the exercise price of an option will not be made available for new awards under the 2021 Plan. Shares purchased in the open market with option exercise proceeds will not increase the maximum number of shares that may be issued under the 2021 Plan. Shares withheld or reacquired by the Company in satisfaction of a tax withholding obligation in connection with the vesting or settlement of any full value award or the exercise of options or stock appreciation rights will not be made available for new awards under the 2021 Plan. Upon the exercise of a stock appreciation right or net‑exercise of an option, the number of shares available under the 2021 Plan will be reduced by the gross number of shares for which the award is exercised.

Adjustments for Capital Structure Changes. Appropriate and proportionate adjustments will be made to the number of shares authorized under the 2021 Plan, to the numerical limits on certain types of awards described below, and to outstanding awards in the event of any change in our common stock through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in our capital structure, or if we make a distribution to our shareholders in a form other than common stock (excluding regular, periodic cash dividends) that has a material effect on the fair market value of our common stock. In such circumstances, our Compensation Committee also has the discretion under the 2021 Plan to adjust other terms of outstanding awards as it deems appropriate.

Nonemployee Director Award Limits. No non-employee director may be granted in any fiscal year awards under the 2021 Plan having an aggregate grant date fair value that, when taken together with any cash fees paid to the director in the same fiscal year, exceeds $200,000. Grant date fair value will be determined for this purpose in accordance with applicable financial accounting principles.

Other Award Limits. To comply with applicable tax rules, the 2021 Plan also limits to $100,000 the aggregate grant date fair market value of shares that may be issued upon the exercise of incentive stock options granted under the 2021 Plan.

Administration. The 2021 Plan generally will be administered by our Compensation Committee, although our Board retains the right to appoint another of its committees to administer the 2021 Plan or to administer the 2021 Plan directly. Subject to the provisions of the 2021 Plan, our Compensation Committee determines in its discretion the persons to whom and the times at which awards are granted, the types and sizes of awards, and all of their terms and conditions. Our Compensation Committee may, subject to certain limitations on the exercise of its discretion provided by the 2021 Plan (including in connection with a change in control of Bsquare), amend, cancel or renew any award, waive any restrictions or conditions applicable to any award, and accelerate, continue, extend or defer the vesting of any award.

The 2021 Plan provides, subject to certain limitations, for indemnification by us of members of the Compensation Committee and the Executive Officer (as defined in the 2021 Plan) against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the 2021 Plan. All awards granted under the 2021 Plan will be evidenced by a written or digitally signed agreement between us and the participant specifying the terms and conditions of the award, consistent with the requirements of the 2021 Plan. Our Compensation Committee will interpret the 2021 Plan and awards granted thereunder, and all determinations of our Compensation Committee generally will be final and binding on all persons having an interest in the 2021 Plan or any award.

Prohibition of Option and SAR Repricing. The 2021 Plan expressly provides that, without the approval of a majority of the votes cast in person or by proxy at a meeting of our shareholders, our Compensation Committee may not provide for any of the following with respect to underwater options or stock appreciation rights: (a) the cancellation of outstanding options or stock appreciation rights having exercise prices per share greater than the then fair market value of a share of common stock (“Underwater Awards”) and the grant in substitution therefor of new options or stock appreciation rights having a lower exercise price, awards other than options or stock appreciation rights or payments in cash, or (b) the amendment of outstanding Underwater Awards to reduce the exercise price thereof.

Minimum Vesting. No more than five percent (5%) of the aggregate number of shares authorized under the 2021 Plan may be issued pursuant to awards that provide for service‑based vesting over a period of less than one year or performance-based vesting over a performance period of less than one year. This minimum vesting requirement will not prohibit our Compensation Committee from accelerating vesting in connection with a participant’s death or disability or in connection with a change in control of the Company, as limited by the terms of the 2021 Plan.

Eligibility. Awards may be granted to employees, directors and consultants of the Company or any present or future parent or subsidiary corporation or other affiliated entity of the Company. Incentive stock options may be granted only to employees who, as of the time of grant, are employees of the Company or any parent or subsidiary corporation of the Company. As of December 31, 2020, we had approximately 70 employees, including two executive officers and six non-employee directors who would be eligible under the 2021 Plan.

Stock Options. Our Compensation Committee may grant nonstatutory stock options, incentive stock options within the meaning of Section 422 of the Code, or any combination of these. The exercise price of each option may not be less than the fair market value of a share of our common stock on the date of grant. However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company (a “10% Shareholder”) must have an exercise price equal to at least 110% of the fair market value of a share of common stock on the date of grant.

The 2021 Plan provides that the option exercise price may be paid in cash, by check, or cash equivalent; by means of a broker-assisted cashless exercise; by means of a net-exercise procedure; to the extent legally permitted, by tender to the Company of shares of common stock owned by the participant having a fair market value not less than the exercise price; by such other lawful consideration as approved by our Compensation Committee; or by any combination of these. Nevertheless, our Compensation Committee may restrict the forms of payment permitted in connection with any option grant. No option may be exercised unless the participant has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option, including, if permitted or required by the Company, through the participant’s surrender of a portion of the option shares to the Company.

Options will become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by our Compensation Committee, subject to the minimum vesting requirements described above. The maximum term of any option granted under the 2021 Plan is ten years, provided that an incentive stock option granted to a 10% Shareholder must have a term not exceeding five years. Unless otherwise permitted by our Compensation Committee, an option generally will remain exercisable for three months following the participant’s termination of service, provided that if service terminates as a result of the participant’s death or disability, the option generally will remain exercisable for 12 months, but in any event the option must be exercised no later than its expiration date.

Options are nontransferable by the participant other than by will or by the laws of descent and distribution, and are exercisable during the participant’s lifetime only by the participant. However, an option may be assigned or transferred to certain family members or trusts for their benefit to the extent permitted by our Compensation Committee and, in the case of an incentive stock option, only to the extent that the transfer will not terminate its tax qualification. No option may be transferred to a third-party financial institution for value.

Stock Appreciation Rights. Our Compensation Committee may grant stock appreciation rights either in tandem with a related option (a “Tandem SAR”) or on a free-standing basis (without regard to or in addition to the grant of an Option) (a “Freestanding SAR”). A Tandem SAR requires the option holder to elect between the exercise of the underlying option for shares of common stock or the surrender of the option and the exercise of the related stock appreciation right. A Tandem SAR is exercisable only at the time and only to the extent that the related stock option is exercisable, while a Freestanding SAR is exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by our Compensation Committee. The exercise price of each stock appreciation right may not be less than the fair market value of a share of our common stock on the date of grant.

Upon the exercise of any stock appreciation right, the participant is entitled to receive an amount equal to the excess of the fair market value of the underlying shares of common stock as to which the right is exercised over the aggregate exercise price for such shares. Payment of this amount upon the exercise of a Tandem SAR may be made only in shares of common stock whose fair market value on the exercise date equals the payment amount. At our Compensation Committee’s discretion, payment of this amount upon the exercise of a Freestanding SAR may be made in cash or shares of common stock. The maximum term of any stock appreciation right granted under the 2021 Plan is ten (10) years.

Stock appreciation rights are generally nontransferable by the participant other than by will or by the laws of descent and distribution, and are generally exercisable during the participant’s lifetime only by the participant. If permitted by our Compensation Committee, a Tandem SAR related to a nonstatutory stock option and a Freestanding SAR may be assigned or transferred to certain family members or trusts for their benefit to the extent permitted by our Compensation Committee. Other terms of stock appreciation rights are generally similar to the terms of comparable stock options.

Restricted Stock Awards. Our Compensation Committee may grant restricted stock awards under the 2021 Plan in the form of a restricted stock purchase right, giving a participant an immediate right to purchase common stock, or in the form of a restricted stock bonus, in which stock is issued in consideration for services to the Company rendered by the participant. Our Compensation Committee determines the purchase price payable under restricted stock purchase awards, which may be less than the then current fair market value of our common stock. Restricted stock awards may be subject to vesting conditions based on such service or performance criteria as our Compensation Committee specifies, including the attainment of one or more performance goals similar to those described below in connection with performance awards. Shares acquired pursuant to a restricted stock award may not be transferred by the participant until vested. Unless otherwise provided by our Compensation Committee, a participant will forfeit any shares of restricted stock as to which the vesting restrictions have not lapsed prior to the participant’s termination of service. Participants holding restricted stock will have the right to vote the shares and to receive any dividends or other distributions paid in cash or shares, subject to the same vesting conditions as the original award.

Restricted Stock Units. Our Compensation Committee may grant restricted stock units under the 2021 Plan, which represent rights to receive shares of our common stock at a future date determined in accordance with the participant’s award agreement. No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant’s services to the Company. Our Compensation Committee may grant restricted stock unit awards subject to the attainment of one or more performance goals similar to those described below in connection with performance awards, or may make the awards subject to vesting conditions similar to those applicable to restricted stock awards. Restricted stock units may not be transferred by the participant. Unless otherwise provided by our Compensation Committee, a participant will forfeit any restricted stock units which have not vested prior to the participant’s termination of service. Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of common stock are issued in settlement of such awards. However, our Compensation Committee may grant restricted stock units that entitle their holders to dividend equivalent rights, which are rights to receive cash or additional restricted stock units whose value is equal to any cash dividends the Company pays. Dividend equivalent rights will be subject to the same vesting conditions and settlement terms as the original award.

Change of Control Provisions. In the event of an “Approved Transaction” or “Control Purchase”, each as defined in the 2021 Plan, awards under the 2021 Plan may be assumed, continued or substituted. In the event that awards are not assumed, continued or substituted, except as otherwise provided by the Compensation Committee in the award agreement, following consummation of an Approved Transaction or Control Purchase, and until such option is terminated, any vested portion of options that are not exercised shall remain exercisable, and any unvested portions of any options shall remain in effect and continue to vest in accordance with the vesting schedule specified at the time of grant, and upon such vesting shall become exercisable and restrictions relating to the attainment of performance goals may become earned and vested and the performance criteria may be deemed achieved or fulfilled in the Compensation Committee’s discretion. In addition, Compensation Committee shall also have the option to make or provide for a payment, in cash or in kind, to grantees holding other awards in an amount equal to the per share cash consideration multiplied by the number of vested shares under such awards.

Awards Subject to Section 409A of the Code. Certain awards granted under the 2021 Plan may be deemed to constitute “deferred compensation” within the meaning of Section 409A of the Code, which provides rules regarding the taxation of nonqualified deferred compensation plans, and the regulations and other administrative guidance issued pursuant to Section 409A. Any such awards will be required to comply with the requirements of Section 409A. Notwithstanding any provision of the 2021 Plan to the contrary, our Compensation Committee is authorized, in its sole discretion and without the consent of any participant, to amend the 2021 Plan or any award agreement as it deems necessary or advisable to comply with Section 409A.

Amendment, Suspension or Termination. The 2021 Plan will continue in effect until its termination by our Board, provided that no awards may be granted under the 2021 Plan following the tenth (10th) anniversary of the 2021 Plan’s effective date, which will be the date on which it is approved by our shareholders. Our Board may amend, suspend or terminate the 2021 Plan at any time, provided that no amendment may be made without shareholder approval that would increase the maximum aggregate number of shares of stock authorized for issuance under the 2021 Plan, change the class of persons eligible to receive incentive stock options or require shareholder approval under any applicable law or the rules of any stock exchange on which Bsquare’s shares are then listed.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2021 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options. A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Participants who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss upon the sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares. If a participant satisfies such holding periods upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes. If a participant disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

In general, the difference between the option exercise price and the fair market value of the shares on the date of exercise of an incentive stock option is treated as an adjustment in computing the participant’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

Nonstatutory Stock Options. Options not designated or qualifying as incentive stock options are nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income upon receipt of such an option. Upon exercising a nonstatutory stock option, the participant normally recognizes ordinary income equal to the difference between the exercise price paid and the fair market value of the shares on the date when the option is exercised. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the exercise date, will be taxed as capital gain or loss. We generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

Stock Appreciation Rights. A participant recognizes no taxable income upon the receipt of a stock appreciation right. Upon the exercise of a stock appreciation right, the participant generally will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the stock appreciation right, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock. A participant acquiring restricted stock generally will recognize ordinary income equal to the excess of the fair market value of the shares on the “determination date” over the price paid, if any, for such shares. The “determination date” is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture (e.g., when they become vested). If the determination date follows the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to designate the date of acquisition as the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date, will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock Unit, Performance and Other Stock-Based Awards. A participant generally will recognize no income upon the receipt of a restricted stock unit, performance share, performance unit or other stock-based award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of settlement in an amount equal to the fair market value of any substantially vested shares of stock received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above under “Restricted Stock.”  Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date (as defined above under “Restricted Stock”), will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

New 2021 Plan Benefits

No awards will be granted under the 2021 Plan prior to its approval by our shareholders. All awards will be granted at the discretion of our Compensation Committee, and, accordingly, are not yet determinable.

Vote Required

Approval of this proposal requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on this proposal. If you hold your shares in your own name and abstain from voting on this matter, your abstention will have the same effect as a negative vote. If you hold your shares through a broker and you do not instruct the broker on how to vote on this proposal, your broker will not have authority to vote your shares. Broker non-votes will have no effect on the outcome of this vote.

Our Board believes that the proposed adoption of the 2021 Plan is in the best interests of the Company and its shareholders for the reasons stated above.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ADOPTION OF THE 2021 PLAN.

PROPOSAL NO. 5(A)

APPROVE AMENDED AND RESTATED ARTICLES OF INCORPORATION

We are asking our shareholders to approve amended and restated articles of incorporation in the form attached to this proxy statement as Appendix B (the “Proposed Articles).  Our current articles of incorporation (the “Articles”) were most recently amended in October 2005 and have not been comprehensively revised since October 1999.  Since that time, both Washington law and public company corporate governance matters have changed in notable ways.  We believe adopting the Proposed Articles will modernize our corporate governance for technological developments, current meeting practices, Washington statutory updates, and other matters.

SEC interpretations require that we “unbundle” each provision amending our current Articles that may substantively affect the rights of shareholders or that our management has reason to believe, even if the provision does not substantively affect shareholder rights, is nevertheless one on which shareholders could reasonably be expected to wish to express a view separately.  Accordingly, we are separately presenting the following subproposals:

●	Proposal No. 5(b): The Proposed Articles would eliminate the ability in the current Articles for holders of 25% of the votes entitled to be cast on an issue to call a special meeting.

●	Proposal No. 5(c): The Proposed Articles would eliminate the fixed size of the Board of seven directors, allowing the Board to determine its size.

●

Proposal No. 5(d): The Proposed Articles would eliminate the ability of shareholders to remove directors without cause, thereby requiring shareholders to remove directors (or the entire Board) only for cause.

●

Proposal No. 5(e):  The Proposed Articles would require a two-thirds majority of shareholders to amend provisions in the Proposed Articles relating to special meetings, our Board, indemnification, this supermajority provision, or the bylaws.

●

Proposal No. 5(f):  The Proposed Articles would establish the state courts in King County, Washington, or federal courts in the Western District of Washington, as the sole and exclusive forum for certain corporate and securities claims.

Our Board unanimously approved and declared advisable, and unanimously recommends that shareholders approve, Proposal Nos. 5(a)-5(f).

The following discussion does not purport to be complete or to summarize all the ways the comprehensively amended and restated Proposed Articles would revise aspects of the Company’s governance under the current Articles.  For complete information, you should read the full text of the Proposed Articles attached to this proxy statement as Appendix B.

In recommending the Proposed Articles, the Board’s primary motivation was to update the Proposed Articles comprehensively due to two decades of corporate and market developments, including to align with current market practices for emerging growth companies.  Secondarily, the Board desired to ensure the Articles do not make it vulnerable to non-negotiated takeover efforts, particularly during periods of economic uncertainty and market volatility. We are a relatively small company and the cost and distraction of dealing with takeover efforts that our Board views as inadequate or otherwise not in the best interests of our shareholders could have a significantly negative impact on our ability to pursue our business strategies. The Board has no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences. The Board is not aware of any efforts by any party to accumulate the Company’s securities or otherwise obtain control of the Company by means of a merger, tender offer, solicitation in opposition or otherwise. We are also not a party to any litigation asserting corporate or securities claims.

Summary of Proposed Articles

The following summarizes the most notable changes the Proposed Articles would make to the current Articles.

●

Corporate Name:  The Company’s official corporate name is currently spelled “BSQUARE Corporation” with the first word in all capital letters.  The Company regards this as a less intuitive spelling and management prefers the spelling “Bsquare” (capital case) for use in documents requiring the official legal name.

●

Ability to Call Special Meetings:  The Company’s current Articles permit the Chairman of the Board, the President, the Board or holders of 25% of the votes entitled to be cast on an issue to call a special meeting of our shareholders.  The Proposed Articles would allow special meetings to be called by the Board, the Chairperson of the Board, the Chief Executive Officer or the President. In practice, we believe it is highly unlikely that holders of 25% of our shares would be unable to convince the Board, the Chairperson of the Board, the Chief Executive Officer or the President to call a special meeting for business that is clearly in the best interest of our company and its shareholders, and that other more productive avenues exist for shareholders to voice concerns or influence leadership or strategic matters.

●

Size of Board:  The Articles fix the current size of the Board at seven directors.  In line with common practice, the Proposed Articles would allow the Board flexibility to determine Board size. This change will facilitate, for example, our compliance with a Washington statutory requirement adopted in 2020 for public companies of certain size thresholds to have boards that meet gender diversity requirements, or other developments that might impact the size of our Board.

●

Removal of Directors:  The current Articles permit shareholders to remove a director with or without cause. The Proposed Articles would require cause for removal of a director or the entire Board.  In practice, we believe it is highly unlikely that a majority of shareholders would remove a director other than in an unwelcome effort to change control of the company that fails to elicit Board support.

●

Indemnification:  The current Articles contain detailed indemnification provisions that are substantially similar to the Washington statutory framework.  The Proposed Articles would streamline and eliminate these provisions, resulting in increased reliance on statutory provisions. We regard these changes, while numerous, as largely stylistic.

●

Supermajority Voting:  The current Articles do not impose any super-majority voting requirements for amending the Articles, which may leave the Company vulnerable to unwelcome revisions regarding special meetings, our Board, indemnification, or the bylaws.

●

Exclusive Forum:  The Proposed Articles would establish State courts in King County, Washington, or federal courts in the Western District of Washington, as the sole and exclusive forum for certain corporate and securities claims. We believe that an exclusive forum for litigation can avoid “forum shopping,” limit the distraction and expense of litigation, and ensure a more efficient resolution of disputes.

The foregoing summary is qualified in its entirety by the specific language of the Proposed Articles, which is set forth in Appendix B to this proxy statement.  In addition, a chart comparing the current Articles to the Proposed Articles is contained in Appendix C to this proxy statement, which is incorporated herein by reference.

Rights of Appraisal

Under Washington law, there are no appraisal rights with respect to the Proposed Articles, including the proposed changes in Proposal Nos. 5(b)-5(f), to be voted upon at the Annual Meeting.

Vote Required

Approval of the Proposed Articles requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on this matter. If you hold your shares in your own name and abstain from voting on this proposal, your abstention will have the same effect as a negative vote on the proposal. If you hold your shares through a broker and you do not instruct the broker on how to vote on this proposal, your broker will not have authority to vote your shares. Broker non-votes will have no effect on the outcome of this vote.

Each of the subproposals comprising Proposal No. 5 is an element of a comprehensive updating of the Company’s governance arrangements. However, none of the subproposals comprising Proposal No. 5 is cross-conditioned upon any of the other subproposals. Each of the proposed changes discussed below in Proposal Nos. 5(b)-5(f) is being voted on separately by our shareholders. If our shareholders approve some, but not all, of Proposal Nos. 5(b)-5(f), the Proposed Articles will only be amended and restated to reflect the amendments approved by our shareholders, and appropriate changes to the form of the Proposed Articles attached as Appendix B to this proxy statement would be made prior to its filing with the Washington Secretary of State.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL AND ADOPTION OF THE PROPOSED ARTICLES.

PROPOSAL NO. 5(B)

ELIMINATE SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

As part of our comprehensive updates to our governance arrangements, we are asking our shareholders to eliminate the ability of holders of 25% of the votes entitled to be cast on an issue to call a special meeting of our shareholders. Although our current Articles contain this provision, we believe many companies do not have this provision, in part because it is highly unlikely in practice that such a significant portion of shareholders would be unable to propose business at an annual shareholder meeting or convince the Board, the Chairperson of the Board, the Chief Executive Officer or the President to call a special meeting when their proposed business is clearly in the best interest of our company and its shareholders.  In addition, calling a special meeting of shareholders would be an expensive undertaking, requiring time from our Board and management, legal and other professional services, printing and mailing costs, and other direct and indirect expenses.  We believe that shareholders who have business that is in the best interests of shareholders have less distracting and expensive, and more productive, avenues for voicing concerns or influencing leadership or strategic matters including communicating with our management or Chairman of the Board or participating in our annual meetings.

Vote Required

Approval of the Proposed Articles, including Proposal No. 5(b), requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on this matter. If you hold your shares in your own name and abstain from voting on this proposal, your abstention will have the same effect as a negative vote on the proposal. If you hold your shares through a broker and you do not instruct the broker on how to vote on this proposal, your broker will not have authority to vote your shares. Broker non-votes will have no effect on the outcome of this vote.

Each of the subproposals comprising Proposal No. 5 is an element of a comprehensive updating of the Company’s governance arrangements. However, none of the subproposals comprising Proposal No. 5 is cross-conditioned upon any of the other subproposals. Each of the proposed changes discussed in Proposal Nos. 5(b)-5(f) is being voted on separately by our shareholders. If our shareholders approve some, but not all, of Proposal Nos. 5(b)-5(f), the Proposed Articles will only be amended and restated to reflect the amendments approved by our shareholders, and appropriate changes to the form of the Proposed Articles attached as Appendix B to this proxy statement would be made prior to its filing with the Washington Secretary of State.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELIMINATION OF SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS.

PROPOSAL NO. 5(C)

ELIMINATE FIXED SIZE OF BOARD, ALLOWING BOARD TO DETERMINE ITS SIZE

As part of our comprehensive updates to our governance arrangements, we are asking our shareholders to eliminate the fixed size or our Board at seven directors.  The Proposed Articles would allow the Board flexibility to determine Board size pursuant to our Bylaws, by adopting resolutions fixing its size.  We believe this is a common method for determining the size of the Board.  We also believe this change will provide us flexibility to deal with developments that might impact the size of our Board.  For example, in 2020 Washington enacted statutory changes requiring certain public companies to maintain, for at least 270 days of the fiscal year, boards comprised at least 25% of individuals who self-identify as women.  While this provision is not effective until January 1, 2022 and will not apply to a “smaller reporting company” like us, if we lose that status in 2022 we will need to expand our board size to add women to our Board or convince current directors who are men (and whom we believe are qualified to serve on our Board) to resign.  We believe having it is prudent for the Board to have flexibility to address developments bearing on the size of the Board.

Vote Required

Approval of the Proposed Articles, including Proposal No. 5(c), requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on this matter. If you hold your shares in your own name and abstain from voting on this proposal, your abstention will have the same effect as a negative vote on the proposal. If you hold your shares through a broker and you do not instruct the broker on how to vote on this proposal, your broker will not have authority to vote your shares. Broker non-votes will have no effect on the outcome of this vote.

Each of the subproposals comprising Proposal No. 5 is an element of a comprehensive updating of the Company’s governance arrangements. However, none of the subproposals comprising Proposal No. 5 is cross-conditioned upon any of the other subproposals. Each of the proposed changes discussed in Proposal Nos. 5(b)-5(f) is being voted on separately by our shareholders. If our shareholders approve some, but not all, of Proposal Nos. 5(b)-5(f), the Proposed Articles will only be amended and restated to reflect the amendments approved by our shareholders, and appropriate changes to the form of the Proposed Articles attached as Appendix B to this proxy statement would be made prior to its filing with the Washington Secretary of State.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELIMINATION OF THE FIXED SIZE OF THE BOARD, ALLOWING THE BOARD TO DETERMINE ITS SIZE.

PROPOSAL NO. 5(D)

ELIMINATE SHAREHOLDER ABILITY TO REMOVE DIRECTORS WITHOUT CAUSE

As part of our comprehensive updates to our governance arrangements, we are asking our shareholders to eliminate the ability to remove directors without cause.  Shareholders would still be able to remove directors for cause.  Removing directors without cause can be unfair to duly elected fiduciaries of our Company.  We believe this is a common approach.  In practice, we believe it is highly unlikely that a majority of shareholders would remove a director without cause other than in an unwelcome effort to change control of the company that fails to elicit Board support for a similar outcome.

Vote Required

Approval of the Proposed Articles, including Proposal No. 5(d), requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on this matter. If you hold your shares in your own name and abstain from voting on this proposal, your abstention will have the same effect as a negative vote on the proposal. If you hold your shares through a broker and you do not instruct the broker on how to vote on this proposal, your broker will not have authority to vote your shares. Broker non-votes will have no effect on the outcome of this vote.

Each of the subproposals comprising Proposal No. 5 is an element of a comprehensive updating of the Company’s governance arrangements. However, none of the subproposals comprising Proposal No. 5 is cross-conditioned upon any of the other subproposals. Each of the proposed changes discussed in Proposal Nos. 5(b)-5(f) is being voted on separately by our shareholders. If our shareholders approve some, but not all, of Proposal Nos. 5(b)-5(f), the Proposed Articles will only be amended and restated to reflect the amendments approved by our shareholders, and appropriate changes to the form of the Proposed Articles attached as Appendix B to this proxy statement would be made prior to its filing with the Washington Secretary of State.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELIMINATION OF SHAREHOLDER ABILITY TO REMOVE DIRECTORS WITHOUT CAUSE.

PROPOSAL NO. 5(E)

REQUIRE TWO-THIRDS MAJORITY OF SHAREHOLDERS TO AMEND SPECIFIED PROVISIONS IN ARTICLES

As part of our comprehensive updates to our governance arrangements, we are asking our shareholders to require a two-thirds majority to amend specified provisions in our Articles.  This super-majority voting provision which requires the affirmative vote of not less than two-thirds of all shareholder votes entitled to be cast to amend of repeal provisions and sections of the Articles, including the section relating to calling special meetings of shareholders, the article relating to directors, the article relating to indemnification, the section relating to supermajority voting, and the article relating to the bylaws.  This provision effectively permits minority shareholders who are opposed to an amendment to block it, ensuring that certain fundamental matters that can impact control of our Company enjoy a broad consensus among long-term investors. Without this protection, our Company may be vulnerable to unwelcome revisions advanced by short-term investors seeking to gain control on terms our Board deems inadequate.

Vote Required

Approval of the Proposed Articles, including Proposal No. 5(e), requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on this matter. If you hold your shares in your own name and abstain from voting on this proposal, your abstention will have the same effect as a negative vote on the proposal. If you hold your shares through a broker and you do not instruct the broker on how to vote on this proposal, your broker will not have authority to vote your shares. Broker non-votes will have no effect on the outcome of this vote.

Each of the subproposals comprising Proposal No. 5 is an element of a comprehensive updating of the Company’s governance arrangements. However, none of the subproposals comprising Proposal No. 5 is cross-conditioned upon any of the other subproposals. Each of the proposed changes discussed in Proposal Nos. 5(b)-5(f) is being voted on separately by our shareholders. If our shareholders approve some, but not all, of Proposal Nos. 5(b)-5(f), the Proposed Articles will only be amended and restated to reflect the amendments approved by our shareholders, and appropriate changes to the form of the Proposed Articles attached as Appendix B to this proxy statement would be made prior to its filing with the Washington Secretary of State.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE REQUIREMENT OF TWO-THIRDS MAJORITY OF SHAREHOLDERS TO AMEND SPECIFIED PROVISIONS THE PROPOSED ARTICLES.

PROPOSAL NO. 5(F)

ESTABLISH EXLCUSIVE FORUM IN WASHINGTON FOR CERTAIN CORPORATE AND SECURITIES CLAIMS

As part of our comprehensive updates to our governance arrangements, we are asking our shareholders to establish the state courts in King County, Washington or federal courts in the Western District of Washington, as the sole and exclusive forum for certain corporate and securities claims.  These include any proceeding (i) asserting a claim based on a violation of a duty under the laws of the State of Washington by any of our current or former directors, officers, or shareholders in such capacity, (ii) commenced or maintained in the right of our Company, (iii) asserting a claim arising pursuant to any provision of the Washington Business Corporation Act, the Articles or our Bylaws, or (iv) asserting a claim concerning our internal affairs that is not included in clause (i) through (iii) above. The provision does not apply to suits brought to enforce a duty or liability created by the Securities Exchange Act of 1934, as amended, or any other claim for which the federal courts have exclusive jurisdiction.  However, the federal district courts of the United States of America would be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, subject to applicable law.

We believe that such exclusive forum provisions are increasingly common.  We believe that an exclusive forum for litigation can avoid “forum shopping,” limit the distraction and expense of litigation, and ensure a more efficient resolution of disputes.

Vote Required

Approval of the Proposed Articles, including Proposal No. 5(f), requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on this matter. If you hold your shares in your own name and abstain from voting on this proposal, your abstention will have the same effect as a negative vote on the proposal. If you hold your shares through a broker and you do not instruct the broker on how to vote on this proposal, your broker will not have authority to vote your shares. Broker non-votes will have no effect on the outcome of this vote.

Each of the subproposals comprising Proposal No. 5 is an element of a comprehensive updating of the Company’s governance arrangements. However, none of the subproposals comprising Proposal No. 5 is cross-conditioned upon any of the other subproposals. Each of the proposed changes discussed in Proposal Nos. 5(b)-5(f) is being voted on separately by our shareholders. If our shareholders approve some, but not all, of Proposal Nos. 5(b)-5(f), the Proposed Articles will only be amended and restated to reflect the amendments approved by our shareholders, and appropriate changes to the form of the Proposed Articles attached as Appendix B to this proxy statement would be made prior to its filing with the Washington Secretary of State.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ESTABLISHMENT OF AN EXLCUSIVE FORUM IN WASHINGTON FOR CERTAIN CORPORATE AND SECURITIES CLAIMS.

OTHER MATTERS

Shareholder Communications with the Board

Our shareholders may, at any time, communicate in writing with any member or group of members of the Board by sending such written communication to the attention of our Secretary by regular mail to our principal executive offices, email to investorrelations@bsquare.com or facsimile at 425-519-5998.

Copies of written communications received by our Secretary will be provided to the relevant director(s) unless such communications are considered, in the reasonable judgment of our Secretary, to be improper for submission to the intended recipient(s). Examples of shareholder communications that would be considered improper for submission include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to us or our business, or communications that relate to improper or irrelevant topics.

Board Attendance at Annual Shareholder Meetings

The Chairperson of the Board is expected to make all reasonable efforts to attend our annual shareholder meeting. If the Chairperson is unable to attend an annual shareholder meeting for any reason, at least one other member of the Board is expected to attend. Other members of the Board are expected to attend our annual shareholder meeting if reasonably possible. For our 2021 Annual Meeting, we are encouraging our directors to join via the conference call rather than attend in-person. Six of our seven then current directors attended the 2020 Annual Meeting of Shareholders.

Transaction of Other Business

Our Board knows of no other matters to be submitted at the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies will be voted in respect thereof as the proxy holders deem advisable.

Annual Report to Shareholders and Form 10-K

With this proxy statement, we are distributing our Annual Report to Shareholders for the year ended December 31, 2020 consisting of our Annual Report on Form 10-K for the year ended December 31, 2020, without exhibits.

By Order of the Board

Christopher Wheaton

Chief Financial and Operating Officer, Secretary and Treasurer

Seattle, Washington

April 28, 2021

Appendix A

2021 Equity Incentive Plan

BSQUARE CORPORATION

2021 EQUITY INCENTIVE PLAN

1	Definitions		1

2	Purposes		3

3	Administration		4

	(a)	Committee.	4
	(b)	Appointment of Committee.	4
	(c)	Powers; Regulations.	4
	(d)	Delegation to Executive Officer.	4
	(e)	Option or SAR Repricing.	5
	(f)	Non-Employee Director Award Limit.	5
	(g)	Minimum Vesting.	5

4	Eligibility		5

5	Stock		5

6	Terms and Conditions of Options		6

	(a)	Number of Shares and Type of Option.	6
	(b)	Date of Grant.	6
	(c)	Option Price.	6
	(d)	Duration of Options.	7
	(e)	Vesting Schedule and Exercisability of Options	7
	(f)	Acceleration of Vesting.	7
	(g)	Term of Option.	8
	(h)	Exercise of Options.	8
	(i)	Payment upon Exercise of Option.	9
	(j)	Rights as a Shareholder.	9
	(k)	Transfer of Option.	9
	(l)	Securities Regulation and Tax Withholding.	10
	(m)	Stock Split, Reorganization or Liquidation.	11
	(n)	Approved Transactions; Control Purchase.	12

7	Terms and Conditions of Stock Appreciation Rights		12

	(a)	Award of Stock Appreciation Rights.	12
	(b)	Restrictions of Tandem SARs.	13
	(c)	Amount of Payment Upon Exercise of SARs.	13
	(d)	Form of Payment Upon Exercise of SARs.	13

8	Restricted Stock Awards		13

	(a)	Nature of Restricted Stock Awards.	13
	(b)	Rights as a Shareholder.	13
	(c)	Restrictions.	14
	(d)	Vesting of Restricted Stock.	14

9	Unrestricted Stock Awards		14

	(a)	Grant or Sale of Unrestricted Stock.	14
	(b)	Elections to Receive Unrestricted Stock In Lieu of Compensation.	14
	(c)	Restrictions on Transfers.	14

10	Terms and Conditions of Restricted Stock Units		14

	(a)	Restricted Stock Unit Agreement.	14
	(b)	Number of Shares.	14
	(c)	Payment for Awards.	15
	(d)	Vesting of Restricted Stock Units.	15
	(e)	Voting and Dividend Rights.	15
	(f)	Form and Time of Settlement of Restricted Stock Units.	15
	(g)	Creditors’ Rights.	15

11	Securities Regulation and Tax Withholding	15

12	Stock Split, Reorganization or Liquidation	16

13	Approved Transactions; Control Purchase	17

14	Effective Date; Term	18

15	No Obligations to Exercise Award	18

16	No Right to Awards or to Employment	18

17	Application of Funds	18

18	Indemnification of Committee	18

19	Shareholders Agreement	19

20	Separability	19

21	Non-Exclusivity of the Plan	19

22	Exclusion from Pension and Profit-Sharing Computation	19

23	Amendment of Plan	19

BSQUARE CORPORATION

2021 EQUITY INCENTIVE PLAN

1.	DEFINITIONS

Capitalized terms not defined elsewhere in the Plan shall have the following meanings (whether used in the singular or plural).

(a)	“Agreement” means a written agreement approved by the Committee evidencing Awards granted under the Plan.

(b)	“Approved Transaction” means:

(i)

the acquisition of the Company by another entity by means of merger, consolidation or other transaction or series of related transactions resulting in the exchange of the outstanding shares of the Company for securities of, or consideration issued, or caused to be issued by, the acquiring entity or any of its affiliates, provided, that after such event the shareholders of the Company immediately prior to the event own less than a majority of the outstanding voting equity securities of the surviving entity immediately following the event;

(ii)	any liquidation or dissolution of the Company; and

(iii)	any sale, lease, exchange or other transfer not in the ordinary course of business (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company.

(c)	“Award” means any award granted under the Plan, including Options, Stock Awards, Restricted Stock Units and SARs.

(d)	“Awardee” means any person to whom an Award is granted under the Plan (as well as any permitted transferee of an Award).

(e)	“Board” means the Board of Directors of the Company.

(f)

“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific section of the Code shall include any successor section.

(g)	“Committee” shall mean the Board, or the committee appointed by the Board pursuant to Section 3(b) of the Plan, if it is administering the Plan.

(h)	“Common Stock” means the Common Stock, no par value, of the Company.

(i)	“Company” means BSQUARE Corporation, a Washington corporation.

(j)

“Control Purchase” means any transaction (or series of related transactions) in which any person, corporation or other entity (including any “person” as defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act, but excluding the Company and any employee benefit plan sponsored by the Company):

(i)

purchases any Common Stock (or securities convertible into Common Stock) for cash, securities or any other consideration pursuant to a tender offer or exchange offer unless by the terms of such offer the offeror, upon consummation thereof, would be the “beneficial owner” (as that term is defined in Rule 13d-3 under the Exchange Act) of less than 30% of the shares of Common Stock then outstanding; or

4

(ii)

becomes the “beneficial owner,” directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in Rule 13d-3(d) under the Exchange Act in the case of rights to acquire the Company’s securities); provided, however, that the foregoing shall not constitute a Control Purchase if the transactions or related transactions received the prior approval of a majority of all of the directors of the Company, excluding for such purpose the votes of directors who are directors or officers of, or have a material financial interest in any Person (other than the Company) who is a party to the event specified in either clauses (i) or (ii).

(k)	“Date of Grant” means that date the Committee has deemed to be the effective date of the Award for purposes of the Plan.

(l)

“Disability” means any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months that renders the Awardee unable to engage in any substantial gainful activity.

(m)	“Effective Date” means at the time specified in the resolutions of the Board adopting the Plan.

(n)	“Employees” means individuals employed by the Company or a Related Corporation.

(o)

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific section of the Exchange Act shall include any successor section.

(p)	“Executive Officer” shall be defined in Section 3(d).

(q)

“Fair Market Value” means, if the Common Stock is publicly traded, the last sales price (or, if no last sales price is reported, the average of the high bid and low asked prices) for a share of Common Stock on that day (or, if that day is not a trading day, on the next preceding trading day), as reported by the principal exchange on which the Common Stock is listed, or, if the Common Stock is publicly traded but not listed on an exchange, as reported by The Nasdaq Stock Market, or if such prices or quotations are not reported by The Nasdaq Stock Market, as reported by any other available source of prices or quotations selected by the Committee. If the Common Stock is not publicly traded or if the Fair Market Value is not determinable by any of the foregoing means, the Fair Market Value on any day shall be determined in good faith by the Committee on the basis of such considerations as the Committee deems important.

(r)	“Immediate Family Member” means a spouse, children or grandchildren of the Optionee.

(s)	“Incentive Stock Option” means an Option that is an incentive stock option within the meaning of Section 422 of the Code.

(t)	“Non-Employee Director” has the meaning given to it by Rule 16b-3 promulgated under the Exchange Act.

(u)	“Non-Qualified Stock Option” means an Option that is not an Incentive Stock Option.

(v)	“Option” means an option with respect to shares of Common Stock awarded pursuant to Section 6.

(w)	“Optionee” means any person to whom an Option is granted under the Plan (as well as any permitted transferee of an Option).

(x)	“Plan” means the BSQUARE Corporation 2021 Equity Incentive Plan.

(y)

“Related Corporation” means any corporation (other than the Company) that is a “parent corporation” of the Company or “subsidiary corporation” of the Company, as defined in Sections 424(e) and 424(f), respectively, of the Code.

(z)	“Restricted Stock Awards” means Awards granted pursuant to Section 8.

(aa)	“Restricted Stock Unit” means a bookkeeping entry representing the equivalent of one share of Common Stock, as awarded under the Plan.

(bb)	“SARs” means Awards granted pursuant to Section 7.

(cc)	“Section 16 Insiders” means individuals who are subject to Section 16(b) of the Exchange Act with respect to the Common Stock.

(dd)

“Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor statute or statutes thereto. References to any specific section of the Securities Act shall include any successor section.

(ee)	“Stock Awards” means Restricted and Unrestricted Stock Awards granted pursuant to Sections 8 and 9, respectively.

(ff)

“Ten Percent Shareholder” means a person who owns more than ten percent of the total combined voting power of the Company or any related corporation as determined with reference to Section 424(d) of the Code.

(gg)	“Unrestricted Stock Awards” means Awards granted pursuant to Section 9.

2.	PURPOSES

The purposes of the Plan are to retain the services of directors, valued key employees and consultants of the Company and such other persons as the Committee shall select in accordance with Section 4, to encourage such persons to acquire a greater proprietary interest in the Company, thereby strengthening their incentive to achieve the objectives of the shareholders of the Company, and to serve as an aid and inducement in hiring new employees and to provide an equity incentive to directors, consultants and other persons selected by the Committee.

3.	ADMINISTRATION

(a)	Committee.

The Plan shall be administered by the Board unless the Board appoints a separate committee of the board to administer the Plan pursuant to Section 3(b) below. A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken by a written instrument signed by all of the members of the Committee and any action so taken shall be fully effective as if it had been taken at a meeting.

(b)	Appointment of Committee.

The Board may appoint a committee consisting of two or more of its members to administer the Plan. The Board shall consider whether a director is a Non-Employee Director when appointing any such Committee and shall appoint solely two or more individuals who qualify as Non-Employee Directors to administer the Plan with respect to Section 16 Insiders. The Committee shall have the powers and authority vested in the Board hereunder (including the power and authority to interpret any provision of the Plan or of any Option). The members of any such Committee shall serve at the pleasure of the Board.

(c)	Powers; Regulations.

Subject to the provisions of the Plan, and with a view to effecting its purpose, the Committee shall have sole authority, in its absolute discretion, to:

(1)	construe and interpret the Plan;

(2)	define the terms used in the Plan;

(3)	prescribe, amend and rescind rules and regulations relating to the Plan;

(4)	correct any defect, supply any omission or reconcile any inconsistency in the Plan;

(5)	grant Awards under the Plan;

(6)	determine the individuals to whom Awards shall be granted under the Plan and the type of Award;

(7)	determine the time or times at which Awards shall be granted under the Plan;

(8)	determine the number of shares of Common Stock subject to each Award, the exercise price of each Award, the duration of each Award and the times at which each Award shall become exercisable;

(9)	determine all other terms and conditions of Awards; and

(10)	make all other determinations necessary or advisable for the administration of the Plan.

All decisions, determinations and interpretations made by the Committee shall be binding and conclusive on all participants in the Plan and on their legal representatives, heirs and beneficiaries.

(d)	Delegation to Executive Officer.

The Committee may by resolution delegate to one or more executive officers (the “Executive Officer”) of the Company the authority to grant Awards under the Plan to consultants and employees of the Company who, at the time of grant, are not Section 16 Insiders; provided, however, that the authority delegated to the Executive Officer under this Section 3 shall not exceed that of the Committee under the provisions of the Plan and shall be subject to such limitations, in addition to those specified in this Section 3, as may be specified by the Committee at the time of delegation.

(e)	Option or SAR Repricing.

Without the affirmative vote of holders of a majority of the shares entitled to vote that are cast in person or by proxy at a meeting of the shareholders of the Company at which a quorum representing a majority of all outstanding shares is present or represented by proxy, the Board or Committee shall not approve a program providing for either (a) the cancellation of outstanding Options or SARs having exercise prices per share greater than the then Fair Market Value of a share of Common Stock (“Underwater Awards”) and the grant in substitution therefor of new Options or SARs having a lower exercise price, awards other than Options or SARs or payments in cash, or (b) the amendment of outstanding Underwater Awards to reduce the exercise price thereof. This Section shall not be construed to apply to (i) “issuing or assuming a stock option in a transaction to which Section 424(a) applies,” within the meaning of Section 424 of the Code, (ii) adjustments pursuant to the assumption of or substitution for an Option or SAR in a manner that would comply with Section 409A, or (iii) an adjustment pursuant to Section 12.

(f)	Non-Employee Director Award Limit.

Notwithstanding any other provision of the Plan to the contrary, the aggregate grant date fair value (computed as of the date of grant in accordance with generally accepted accounting principles in the United States) of all Awards granted to any Non-Employee Director during any fiscal year of the Company, taken together with any cash compensation paid to such Non-Employee Director for service as a Non-Employee Director during such fiscal year, shall not exceed $200,000.

(g)	Minimum Vesting.

Except with respect to five percent (5%) of the maximum aggregate number of shares of Common Stock that may be issued under the Plan, as provided in Section 5, no Award which vests on the basis of the Awardee’s continued service shall vest earlier than one year following the date of grant of such Award and no Award which vests on the basis of attainment of performance goals shall provide for a performance period of less than one year; provided, however, that such limitations shall not preclude the acceleration of vesting of such Award upon the death or disability of the Awardee or in connection with an Approved Transaction or Control Purchase.

4.	ELIGIBILITY.

Incentive Stock Options may be granted to any individual who, at the time such Options are granted, is an Employee, including Employees who are also directors of the Company. Other Awards may be granted to Employees and to such other persons as the Committee shall select. Awards may be granted in substitution for outstanding options or equity-based awards of another corporation in connection with the merger, consolidation, acquisition of property or stock or other reorganization between such other corporation and the Company or any subsidiary of the Company.

5.	STOCK.

The Company is authorized to grant up to a total of 1,200,000 shares of the Company’s authorized but unissued, or reacquired, Common Stock pursuant to Awards under the Plan. The number of shares with respect to which Awards may be granted hereunder is subject to adjustment as set forth herein. In the event that any outstanding Award expires or is terminated for any reason, the shares of Common Stock allocable to the unexercised or forfeited portion of such Award may again be subject to an Award granted to the same Awardee or to a different person eligible under Section 4. Shares of Common Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash. Upon payment in shares of Common Stock pursuant to the exercise of an SAR, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the SAR is exercised. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Common Stock owned by the Participant, or by means of share withholding, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised. Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to the exercise or settlement of Awards shall not again be available for issuance under the Plan.1 Shares purchased in the open market with proceeds from the exercise of Options shall not be added to the limit set forth in this Section.2

6.	TERMS AND CONDITIONS OF OPTIONS.

Each Option granted under the Plan shall be evidenced by an Agreement. Agreements may contain such provisions, not inconsistent with the Plan, as the Committee or Executive Officer, in its discretion, may deem advisable. All Options also shall comply with the following requirements:

(a)	Number of Shares and Type of Option.

Each Agreement shall state the number of shares of Common Stock to which it pertains and whether the Option is intended to be an Incentive Stock Option or a Non‑Qualified Stock Option. In the absence of action to the contrary by the Committee or Executive Officer in connection with the grant of an Option, all Options shall be Non‑Qualified Stock Options. The aggregate Fair Market Value (determined at the Date of Grant) of the Common Stock with respect to which the Incentive Stock Options granted to the Optionee and any incentive stock options granted to the Optionee under any other stock option plan of the Company, any Related Corporation or any predecessor corporation are exercisable for the first time by the Optionee during any calendar year shall not exceed $100,000, or such other limit as may be prescribed by the Code. If:

1 This section in Stock Plan fails to address treatment of share withholding for option exercise price (net exercise) and share withholding for taxes.

2 ISS mandated

(1)

an Optionee holds one or more Incentive Stock Options under the Plan (and/or any incentive stock options under any other stock option plan of the Company, any Related Corporation or any predecessor corporation), and

(2)

the aggregate Fair Market Value of the shares of Common Stock with respect to which, during any calendar year, such Options become exercisable for the first time exceeds $100,000 (said value to be determined as provided above), then such Option or Options are intended to qualify under Section 422 of the Code with respect to the maximum number of such shares as can, in light of the foregoing limitation, be so qualified, with the shares so qualified to be the shares subject to the Option or Options earliest granted to the Optionee. If an Option that would otherwise qualify as an Incentive Stock Option becomes exercisable for the first time in any calendar year for shares of Common Stock that would cause such aggregate Fair Market Value to exceed $100,000, then the portion of the Option in respect of such shares shall be deemed to be a Non-Qualified Stock Option.

(b)	Date of Grant.

Each Agreement shall state the Date of Grant.

(c)	Option Price.

Each Agreement shall state the price per share of Common Stock at which it is exercisable. The exercise price shall be fixed by the Committee or Executive Officer at whatever price the Committee or Executive Officer may determine in the exercise of its sole discretion; provided, however, that the per share exercise price for an Option shall not be less than the Fair Market Value at the Date of Grant; provided further, that with respect to Incentive Stock Options granted to Ten Percent Shareholders of the Company, the per share exercise price shall not be less than 110 percent (110%) of the Fair Market Value at the Date of Grant; and, provided further, that Options granted in substitution for outstanding options of another corporation in connection with the merger, consolidation, acquisition of property or stock or other reorganization involving such other corporation and the Company or any subsidiary of the Company may be granted with an exercise price equal to the exercise price for the substituted option of the other corporation, subject to any adjustment consistent with the terms of the transaction pursuant to which the substitution is to occur.

(d)	Duration of Options.

On the Date of Grant, the Committee or Executive Officer shall designate, subject to Section 6(g), the expiration date of the Option, which date shall not be later than ten (10) years from the Date of Grant in the case of Incentive Stock Options; provided, however, that the expiration date of any Incentive Stock Option granted to a Ten Percent Shareholder shall not be later than five (5) years from the Date of Grant. In the absence of action to the contrary by the Committee in connection with the grant of an Option, and except in the case of Incentive Stock Options granted to Ten Percent Shareholders, all Options granted under this Section 6 shall expire ten (10) years from the Date of Grant.

(e)	Vesting Schedule and Exercisability of Options

No Option shall be exercisable until it has vested. The vesting schedule for each Option shall be specified by the Committee or Executive Officer at the time of grant of the Option.

The Committee or Executive Officer may specify a vesting schedule for all or any portion of an Option based on the achievement of performance objectives established in advance of the commencement by the Optionee of services related to the achievement of the performance objectives. Performance objectives shall be expressed in terms of one or more of the following: return on equity, return on assets, share price, market share, sales, earnings per share, costs, net earnings, net worth, inventories, cash and cash equivalents, gross margin or the Company’s performance relative to its internal business plan. Performance objectives may be in respect of the performance of the Company as a whole (whether on a consolidated or unconsolidated basis), a Related Corporation, or a subdivision, operating unit, product or product line of the foregoing. Performance objectives may be absolute or relative and may be expressed in terms of a progression or a range. An Option which is exercisable (in whole or in part) upon the achievement of one or more performance objectives may be exercised only upon completion of the following process: (a) the Optionee must deliver written notice to the Company that the performance objective has been achieved and demonstrating, if necessary, how the objective has been satisfied, (b) within 45 days after receipt of such notice, the Committee will make a good faith determination whether such performance objective has been achieved and deliver written notice to the Optionee detailing the results of such determination; if the Company fails to respond with such 45-day period, then the performance objective shall be presumed to have been achieved and (c) upon receipt of written notice from the Company that the performance objective has been achieved (or upon expiration of such 45-day period without a determination by the Company), the Optionee may exercise the Option; upon receipt of written notice from the Company that the performance objective has not been achieved, the Optionee shall have 15 days to appeal the Company’s determination and the Company shall have 15 days after the receipt of such appeal to consider the issues presented by the Optionee and make a determination on the appeal, which determination shall be conclusive and binding on the Optionee.

(f)	Acceleration of Vesting.

Except to the extent that such acceleration would render unavailable “pooling of interests” accounting treatment for any reorganization, merger or consolidation of the Company, the vesting of one or more outstanding Options may be accelerated by the Board at such times and in such amounts as it shall determine in its sole discretion.

(g)	Term of Option.

Any vested Option granted to an Optionee shall terminate, to the extent not previously exercised, upon the occurrence of the first of the following events:

(1)	as designated by (x) the Board in accordance with Section 6(n) hereof or (y) the Committee or the Executive Officer in accordance with Section 6(d) hereof;

(2)	the date of the Optionee’s termination of employment or contractual relationship with the Company or any Related Corporation for cause (as determined in the sole discretion of the Committee);

(3)

the expiration of ninety (90) days from the date of the Optionee’s termination of employment or contractual relationship with the Company or any Related Corporation for any reason whatsoever other than cause, death or Disability unless the exercise period is extended by the Committee a date not later than the expiration date of the Option;

(4)

the expiration of one year from (A) the date of death of the Optionee or (B) cessation of the Optionee’s employment or contractual relationship by reason of Disability unless the exercise period is extended by the Committee until a date not later than the expiration date of the Option; or

(5)	any other event specified by the Committee at the time of grant of the Option.

If an Optionee’s employment or contractual relationship is terminated by death, any Option granted to the Optionee shall be exercisable only by the person or persons to whom such Optionee’s rights under such Option shall pass by the Optionee’s will or by the laws of descent and distribution of the state or county of the Optionee’s domicile at the time of death. The Committee shall determine whether an Optionee has incurred a Disability on the basis of medical evidence reasonably acceptable to the Committee. Upon making a determination of Disability, the Committee shall, for purposes of the Plan, determine the date of an Optionee’s termination of employment or contractual relationship.

Unless accelerated in accordance with Section 6(f), any unvested Option granted to an Optionee shall terminate immediately upon termination of employment of the Optionee by the Company for any reason whatsoever, including death or Disability. For purposes of the Plan, transfer of employment between or among the Company and/o any Related Corporation shall not be deemed to constitute a termination of employment with the Company or any Related Corporation. For purposes of this subsection with respect to Incentive Stock Options, employment shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Committee). The foregoing notwithstanding, employment shall not be deemed to continue beyond the first ninety (90) days of such leave, unless the Optionee’s re‑employment rights are guaranteed by statute or by contract.

(h)	Exercise of Options.

If less than all of the shares included in an Option are purchased, the remainder may be purchased at any subsequent time prior to the expiration date with respect to, or the termination of, the Option. No portion of any Option may be exercised for less than one hundred (100) shares (as adjusted pursuant to Section 6(m)); provided, however, that if the Option is less than one hundred (100) shares, it may be exercised with respect to all shares for which it is vested. Only whole shares may be issued upon exercise of an Option, and to the extent that an Option covers less than one (1) share, it is unexercisable.

An Option or any portion thereof may be exercised by giving written notice to the Company upon such terms and conditions as the Agreement evidencing the Option may provide and in accordance with such other procedures for the exercise of an Option as the Committee may establish from time to time. Such notice shall be accompanied by payment in the amount of the aggregate exercise price for such shares, which payment shall be in the form specified in Section 6(i). The Company shall not be obligated to issue, transfer or deliver a certificate of Common Stock to the holder of any Option until provision has been made by the holder, to the satisfaction of the Company, for the payment of the aggregate exercise price for all shares for which the Option shall have been exercised and for satisfaction of any tax withholding obligations associated with such exercise. Options granted to an Optionee are, during the Optionee’s lifetime, exercisable only by the Optionee or a transferee who takes title to the Option in the manner permitted by Section 6(k).

(i)	Payment upon Exercise of Option.

Upon the exercise of an Option, the Optionee shall pay to the Company the aggregate exercise price therefor in cash, by certified or cashier’s check. In addition, such Optionee may pay for all or any portion of the aggregate exercise price by complying with one or more of the following alternatives:

(1)

by delivering to the Company whole shares of Common Stock then owned by such Optionee, or, subject to the prior approval of the Committee, by the Company withholding whole shares of Common Stock otherwise issuable to the Optionee upon exercise of the Option, which shares of Common Stock received or withheld shall be valued for such purpose at their Fair Market Value on the date of exercise.

(2)

by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price;

(3)	by any combination of the foregoing methods of payment; or

(4)

by complying with any other payment mechanism, including through the execution of a promissory note, as may be permitted for the issuance of equity securities under applicable securities and other laws and approved by the Committee at the time of exercise.

(j)	Rights as a Shareholder.

An Optionee shall have no rights as a shareholder with respect to any shares of Common Stock issuable upon exercise of the Option until such holder becomes a record holder of such shares. Subject to the provisions of Sections 6(m), no rights shall accrue to an Optionee and no adjustments shall be made on account of dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights declared on, or created in, the Common Stock for which the record date is prior to the date such Optionee becomes a record holder of the shares of Common Stock issuable upon exercise of such Option.

(k)	Transfer of Option.

Options granted under the Plan and the rights and privileges conferred by the Plan may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will, by applicable laws of descent and distribution or pursuant to a domestic relations order (as defined in the Code or Title I of the Employment Retirement Income Security Act of 1974 or the rules or regulations thereunder), and shall not be subject to execution, attachment or similar process; provided, however, that solely with respect to Non-Qualified Stock Options, the Committee may, in its discretion, authorize all or a portion of the Options to be granted to an Optionee to be on terms which permit transfer by such Optionee to:

(1)	Immediate Family Members,

(2)	a trust or trusts for the exclusive benefit of such Immediate Family Members, or

(3)	a partnership in which such Immediate Family Members are the only partners, provided that:

(i)	there may be no consideration for any such transfer,

(ii)	the Agreement evidencing such Options must be approved by Committee, and must expressly provide for transferability in a manner consistent with this Section, and

(iii)

subsequent transfers of transferred Options shall be prohibited other than by will, by applicable laws of descent and distribution or pursuant to a domestic relations order (as defined in the Code or Title I of the Employment Retirement Income Security Act of 1974 or the rules or regulations thereunder).

Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Section 6(l)(2), the term “Optionee” shall be deemed to refer to the initial transferor. The events of termination of employment of Section 6(g) shall continue to be applied with respect to the original Optionee, following which the options shall be exercisable by the transferee only to the extent, and for the periods, specified in Section 6(g). Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any Option or of any right or privilege conferred by the Plan contrary to the provisions hereof, or upon the sale, levy or any attachment or similar process upon the rights and privileges conferred by the Plan, such Option shall thereupon terminate and become null and void.

(l)	Securities Regulation and Tax Withholding.

(1)

No shares of Common Stock shall be issued upon exercise of an Option unless the exercise of such Option and the issuance and delivery of such shares shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act, the Exchange Act, the rules and regulations thereunder and the requirements of any stock exchange upon which such shares may then be listed, and such issuance shall be further subject to the approval of counsel for the Company with respect to such compliance, including the availability of an exemption from registration for the issuance and sale of such shares. The inability of the Company to obtain from any regulatory body the authority deemed by the Company to be necessary for the lawful issuance and sale of any shares under the Plan, or the unavailability of an exemption from registration for the issuance and sale of any shares under the Plan, shall relieve the Company of any liability with respect to the non‑issuance or sale of such shares.

As a condition to the exercise of an Option, the Committee may require the Optionee to represent and warrant in writing at the time of such exercise that the shares of Common Stock issuable upon exercise of the Option are being purchased only for investment and without any then‑present intention to sell or distribute such shares. At the option of the Committee, a stop‑transfer order against such shares may be placed on the stock books and records of the Company, and a legend indicating that such shares may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided stating that such transfer is not in violation of any applicable law or regulation, may be stamped on the certificates representing such shares in order to assure an exemption from registration. The Committee also may require such other documentation as it shall, in its discretion, deem necessary from time to time to comply with federal and state securities laws. THE COMPANY HAS NO OBLIGATION TO UNDERTAKE REGISTRATION OF ANY OPTION OR ANY SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF ANY OPTION.

(2)

The Optionee shall pay to the Company by certified or cashier’s check, promptly upon exercise of the Option or, if later, the date that the amount of such obligations becomes determinable, all applicable federal, state, local and foreign withholding taxes that the Committee, in accordance with the applicable rules and regulations, determines to result from the exercise of the Option or from a transfer or other disposition of shares of Common Stock acquired upon exercise of the Option or otherwise related to the Option or shares of Common Stock acquired upon exercise of the Option, which determination by the Committee of the amount due shall be binding upon the Optionee. Upon approval of the Committee, such Optionee may satisfy such obligation by complying with one or more of the following alternatives selected by the Committee:

(A)

by delivering to the Company whole shares of Common Stock then owned by such Optionee, or by the Company withholding whole shares of Common Stock otherwise issuable to the Optionee upon exercise of the Option, which shares of Common Stock received or withheld shall have a Fair Market Value on the date of exercise (as determined by the Committee in good faith) equal to the tax obligation to be paid by such Optionee upon such exercise determined by the applicable minimum statutory withholding rates;

(B)

by executing appropriate loan documents approved by the Committee by which such Optionee borrows funds from the Company to pay the withholding taxes due under this Section 6(l)(2), with such repayment terms as the Committee shall select;

(C)	by any combination of the foregoing methods of payment; or

(D)	by complying with any other payment mechanism as may be permitted for the issuance of equity securities under applicable securities and other laws and approved by the Committee from time to time.

(3)

The issuance, transfer or delivery of certificates of Common Stock pursuant to the exercise of an Option may be delayed, at the discretion of the Committee, until the Committee is satisfied that the applicable requirements of the federal and state securities laws and the withholding provisions of the Code have been met.

(m)	Stock Split, Reorganization or Liquidation.

(1)

Upon the occurrence of any of the following events, the Committee shall, with respect to each outstanding Option, proportionately adjust the number of shares of Common Stock issuable upon exercise of such Option, the per share exercise price or both so as to preserve the rights of the Optionee substantially proportionate to the rights of such Optionee prior to such event, and to the extent that such action shall include an increase or decrease in the number of shares of Common Stock issuable upon exercise of outstanding Options, the number of shares available under Section 5 shall automatically be increased or decreased, as the case may be, proportionately, without further action on the part of the Committee, the Company, the Company’s shareholders, or any Optionee:

(i)

the Company shall at any time be involved in a transaction described in Section 424(a) of the Code (or any successor provision) or any “corporate transaction” described in the regulations promulgated thereunder;

(ii)

the Company subdivides its outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock dividend, stock split, reclassification or otherwise) or combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock (by reverse stock split, reclassification or otherwise); or

(iii)	any other event with substantially the same effect shall occur.

(2)

If the Company shall at any time declare an extraordinary dividend with respect to the Common Stock, whether payable in cash or other property, or is involved in any recapitalization, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock, or other similar event (including a merger or consolidation other than one that constitutes an Approved Transaction), the Committee may, in the exercise of its sole discretion and with respect to each outstanding Option, proportionately adjust the number of shares of Common Stock issuable upon exercise of such Option, the per share exercise price or both so as to preserve the rights of the Optionee substantially proportionate to the rights of such Optionee prior to such event, and to the extent that such action shall include an increase or decrease in the number of shares of Common Stock issuable upon exercise of outstanding Options, the number of shares available under Section 5 of the Plan shall automatically be increased or decreased, as the case may be, proportionately, without further action on the part of the Committee, the Company, the Company’s shareholders, or any Optionee.

(3)	The foregoing adjustments shall be made by the Committee or by the applicable terms of any assumption or substitution document.

(4)

With respect to the foregoing adjustments, the number of shares subject to an Option shall always be a whole number. The Committee may, if deemed appropriate, provide for a cash payment to any Optionee in connection with any adjustment made pursuant to this Section 6(m).

(5)

The grant of an Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, consolidate or dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

(n)	Approved Transactions; Control Purchase.

In the event of any Approved Transaction or Control Purchase, if so provided for in the Agreement representing such Option, an Option may become exercisable in full in respect of the aggregate number of shares thereunder effective upon the Control Purchase or immediately prior to consummation of the Approved Transaction. In the case of an Approved Transaction, the Company shall provide notice of the pendency of the Approved Transaction at least fifteen (15) days prior to the expected date of consummation thereof to each Optionee entitled to acceleration. Each such Optionee shall thereupon be entitled to exercise the vested portion of the Option at any time prior to consummation of the Approved Transaction or immediately following the Control Purchase. Any such exercise shall be contingent on such consummation.

Following consummation of the Approved Transaction or Control Purchase, and until such Option is terminated pursuant to Section 6(g) hereof, any vested portion of Options that are not exercised shall remain exercisable, and any unvested portions of any Options shall remain in effect and continue to vest in accordance with the vesting schedule specified at the time of grant, and upon such vesting shall become exercisable. Notwithstanding the foregoing, in its reasonable discretion, the Board may determine that any or all outstanding Options that are unvested at the time of, or are not exercised upon consummation of, the Approved Transaction or Control Purchase shall thereafter terminate, provided that, in making such determination, the Board shall consider the best interests of the Optionees, the Company and its shareholders, and will make such determination only if the action to be taken, in the opinion of the Board, is appropriate in light of the circumstances under which such determination is made.

Moreover, except to the extent that such determination would render unavailable “pooling of interests” accounting treatment for any reorganization, merger or consolidation of the Company, the Board may take, or make effective provision for the taking of, such action as in the opinion of the Board is equitable and appropriate in order to substitute new stock options for any or all outstanding Options that do not become exercisable on an accelerated basis, or to assume such Options (which assumption may be effected by any means determined by the Board, in its discretion, including, but not limited to, by a cash payment to each Optionee, in cancellation of the Options held by him or her, of such amount as the Board determines, in its sole discretion, represents the then value of the Options) and in order to make such new stock options or assumed Options, as nearly as practicable, equivalent to the old Options, taking into account, to the extent applicable, the kind and amount of securities, cash or other assets into or for which the Common Stock may be changed, converted or exchanged in connection with the Approved Transaction.

7.	TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS.

(a)	Award of Stock Appreciation Rights.

Stock appreciation rights (“SARs”) may be granted to eligible participants, either on a free-standing basis (without regard to or in addition to the grant of an Option) or on a tandem basis (related to the grant of an underlying Option). SARs granted in tandem with or in addition to an Option may be granted either at the same time as the Option or at a later time; provided, however, that a tandem SAR shall not be granted with respect to any outstanding Incentive Stock Option without the consent of the Awardee. SARs shall be evidenced by Agreements stating the number of shares of Common Stock subject to the SAR evidenced thereby and the terms and conditions of such SAR. In no event shall a SAR be exercisable more than ten years from the date it is granted. The Awardee shall have none of the rights of a shareholder of the Company with respect to any shares of Common Stock represented by a SAR.

(b)	Restrictions of Tandem SARs.

No Incentive Stock Option may be surrendered in connection with the exercise of a tandem SAR unless the Fair Market Value of the Common Stock subject to the Incentive Stock Option is greater than the exercise price for such Incentive Stock Option. SARs granted in tandem with Options shall be exercisable only to the same extent and subject to the same conditions as the Options related thereto are exercisable. Additional conditions to the exercise of any such tandem SAR may be prescribed.

(c)	Amount of Payment Upon Exercise of SARs.

A SAR shall entitle the Awardee to receive, subject to the provisions of the Plan and the applicable Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the base price per share specified in the applicable Agreement, times (ii) the number of shares specified by the SAR, or portion thereof, which is exercised. In the case of exercise of a tandem SAR, such payment shall be made in exchange for the surrender of the unexercised related Option (or any portion or portions thereof which the Awardee from time to time determines to surrender for this purpose).

(d)	Form of Payment Upon Exercise of SARs.

Payment by the Company of the amount receivable upon any exercise of a SAR may be made by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Committee from time to time. If upon settlement of the exercise of a SAR an Awardee is to receive a portion of such payment in shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Stock on the exercise date. No fractional shares shall be used for such payment and the Committee shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

8.	RESTRICTED STOCK AWARDS.

(a)	Nature of Restricted Stock Awards.

A Restricted Stock Award is an Award pursuant to which the Company may, in its sole discretion, grant or sell, at such purchase price as determined by the Committee, in its sole discretion, shares of Common Stock subject to such restrictions and conditions as the Committee may determine at the time of grant (“Restricted Stock”), which purchase price shall be payable in cash or other form of consideration acceptable to the Committee. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Agreement shall be determined by the Committee, and such terms and conditions may differ among individual Awards and Awardees.

(b)	Rights as a Shareholder.

Upon execution of an Agreement setting forth the Restricted Stock Award and payment of any applicable purchase price, an Awardee shall have the rights of a shareholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the applicable Agreement. Unless the Committee shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 8(d) below, and the Awardee shall be required, as a condition of the grant, to deliver to the Company a stock power endorsed in blank. Dividends and distributions payable with respect to shares of Restricted Stock shall be subject to the same vesting conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were declared and shall be paid to the Awardee at the time such shares vest but in any event no later than the 15th day of the third month following the calendar year in which such shares vest. In the event of a dividend or distribution paid in shares of Common Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 12, any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Awardee is entitled by reason of the Awardee’s Restricted Stock Award shall be immediately subject to the same vesting conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

(c)	Restrictions.

Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the applicable Agreement. If an Awardee’s employment (or other service relationship) with the Company terminates under the conditions specified in the applicable Agreement, or upon such other event or events as may be stated in the applicable Agreement, the Company or its assigns shall have the right or shall agree, as may be specified in the applicable Agreement, to repurchase some or all of the shares of Common Stock subject to the Award at such purchase price as is set forth in such instrument.

(d)	Vesting of Restricted Stock.

The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which Restricted Stock shall become vested, subject to such further rights of the Company or its assigns as may be specified in the applicable Agreement.

9.	UNRESTRICTED STOCK AWARDS.

(a)	Grant or Sale of Unrestricted Stock.

The Committee may, in its sole discretion, grant (or sell at a purchase price determined by the Committee) an Unrestricted Stock Award to any Awardee, pursuant to which such Awardee may receive shares of Common Stock free of any vesting restrictions (“Unrestricted Stock”) under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such individual.

(b)	Elections to Receive Unrestricted Stock In Lieu of Compensation.

Upon the request of an Awardee and with the consent of the Committee, each such Awardee may, pursuant to an advance written election delivered to the Company no later than the date specified by the Committee, receive a portion of the cash compensation otherwise due to such Awardee in the form of shares of Unrestricted Stock either currently or on a deferred basis, subject to compliance with Section 409A of the Code.

(c)	Restrictions on Transfers.

The right to receive shares of Unrestricted Stock on a deferred basis may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

10.	TERMS AND CONDITIONS OF RESTRICTED STOCK UNITS.

(a)	Restricted Stock Unit Agreement.

Each grant of Restricted Stock Units under the Plan shall be evidenced by an Agreement between the recipient and the Company. Such Restricted Stock Units shall be subject to the terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Agreements evidencing Restricted Stock Units under the Plan need not be identical.

(b)	Number of Shares.

Each Agreement evidencing a Restricted Stock Unit shall specify the number of shares of Common Stock to which the Restricted Stock Unit pertains and shall provide for the adjustment of such number in accordance with Section 12.

(c)	Payment for Awards.

To the extent that an Award is granted in the form of Restricted Stock Units, no cash consideration shall be required of the Awardee.

(d)	Vesting of Restricted Stock Units.

The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the Restricted Stock Unit shall become vested, subject to such further rights of the Company or its assigns as may be specified in the applicable Agreement.

(e)	Voting and Dividend Rights.

The holders of Restricted Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Restricted Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one share of Common Stock while the Restricted Stock Unit is outstanding. Dividend equivalents may be converted into additional Restricted Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of shares of Common Stock, or in a combination of both. Any dividend equivalents credited shall be subject to the same conditions and restrictions as the Restricted Stock Units to which they attach and shall be settled in the same manner and at the same time as the Restricted Stock Units originally subject to the Restricted Stock Units Award.

(f)	Form and Time of Settlement of Restricted Stock Units.

Settlement of vested Restricted Stock Units may be made in the form of (a) cash, (b) shares of Common Stock or (c) any combination of both, as determined by the Committee. The actual number of Restricted Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Restricted Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of shares of Common Stock over a series of trading days. Vested Restricted Stock Units may be settled in a lump sum or in installments, subject to Section 409A of the Code. The distribution may occur or commence when all vesting conditions applicable to the Restricted Stock Units have been satisfied or have lapsed, or it may be deferred to any later date, subject to Section 409A of the Code. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Restricted Stock Units is settled, the number of such Restricted Stock Units shall be subject to adjustment pursuant to Section 12.

(g)	Creditors’ Rights.

A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Restricted Stock Agreement.

11.	SECURITIES REGULATION AND TAX WITHHOLDING.

(a)

No shares of Common Stock shall be issued upon exercise or settlement of an Award unless the exercise or settlement of such Award and the issuance and delivery of such shares shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act, the Exchange Act, the rules and regulations thereunder and the requirements of any stock exchange upon which such shares may then be listed, and such issuance shall be further subject to the approval of counsel for the Company with respect to such compliance, including the availability of an exemption from registration for the issuance and sale of such shares. The inability of the Company to obtain from any regulatory body the authority deemed by the Company to be necessary for the lawful issuance and sale of any shares under the Plan, or the unavailability of an exemption from registration for the issuance and sale of any shares under the Plan, shall relieve the Company of any liability with respect to the non‑issuance or sale of such shares.

As a condition to the exercise or settlement of an Award, the Committee may require the Awardee to represent and warrant in writing at the time of such exercise or settlement that the shares of Common Stock issuable upon exercise or settlement of the Award are being purchased only for investment and without any then-present intention to sell or distribute such shares. At the option of the Committee, a stop-transfer order against such shares may be placed on the stock books and records of the Company, and a legend indicating that such shares may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided stating that such transfer is not in violation of any applicable law or regulation, may be stamped on the certificates representing such shares in order to assure an exemption from registration. The Committee also may require such other documentation as it shall, in its discretion, deem necessary from time to time to comply with federal and state securities laws. THE COMPANY HAS NO OBLIGATION TO UNDERTAKE REGISTRATION OF ANY AWARD OR ANY SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF ANY AWARD.

(b)

The Awardee shall pay to the Company by certified or cashier’s check, promptly upon exercise or settlement of the Award or, if later, the date that the amount of such obligations becomes determinable, all applicable federal, state, local and foreign withholding taxes that the Committee, in accordance with the applicable rules and regulations, determines to result from the exercise of the Award or from a transfer or other disposition of shares of Common Stock acquired upon exercise or settlement of the Award or otherwise related to the Award or shares of Common Stock acquired upon exercise or settlement of the Award, which determination by the Committee of the amount due shall be binding upon the Awardee. Upon approval of the Committee, such Awardee may satisfy such obligation by complying with one or more of the following alternatives selected by the Committee:

(1)

by delivering to the Company whole shares of Common Stock then owned by such Awardee, or by the Company withholding whole shares of Common Stock otherwise issuable to the Awardee upon exercise or settlement of the Award, which shares of Common Stock received or withheld shall have a Fair Market Value on the date of exercise or settlement (as determined by the Committee in good faith) equal to the tax obligation to be paid by such Awardee upon such exercise or settlement determined by the applicable minimum statutory withholding rates;

(2)

by executing appropriate loan documents approved by the Committee by which such Awardee borrows funds from the Company to pay the withholding taxes due under this Section 11, with such repayment terms as the Committee shall select;

(3)	by any combination of the foregoing methods of payment; or

(4)	by complying with any other payment mechanism as may be permitted for the issuance of equity securities under applicable securities and other laws and approved by the Committee from time to time.

(c)    The issuance, transfer or delivery of certificates of Common Stock pursuant to the exercise of an Award may be delayed, at the discretion of the Committee, until the Committee is satisfied that the applicable requirements of the federal and state securities laws and the withholding provisions of the Code have been met.

12.	STOCK SPLIT, REORGANIZATION OR LIQUIDATION.

(a)

Upon the occurrence of any of the following events, the Committee shall, with respect to each outstanding Award, proportionately adjust the number of shares of Common Stock issuable upon exercise or settlement of such Award, the per share exercise price or both so as to preserve the rights of the Awardee substantially proportionate to the rights of such Awardee prior to such event, and to the extent that such action shall include an increase or decrease in the number of shares of Common Stock issuable upon exercise of outstanding Awards, the number of shares available under Section 5 shall automatically be increased or decreased, as the case may be, proportionately, without further action on the part of the Committee, the Company, the Company’s shareholders, or any Awardee:

(1)

the Company shall at any time be involved in a transaction described in Section 424(a) of the Code (or any successor provision) or any “corporate transaction” described in the regulations promulgated thereunder;

(2)

the Company subdivides its outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock dividend, stock split, reclassification or otherwise) or combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock (by reverse stock split, reclassification or otherwise); or

(3)	any other event with substantially the same effect shall occur.

(b)

If the Company shall at any time declare an extraordinary dividend with respect to the Common Stock, whether payable in cash or other property, or is involved in any recapitalization, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock, or other similar event (including a merger or consolidation other than one that constitutes an Approved Transaction), the Committee may, in the exercise of its sole discretion and with respect to each outstanding Award, proportionately adjust the number of shares of Common Stock issuable upon exercise or settlement of such Award, the per share exercise price or both so as to preserve the rights of the Awardee substantially proportionate to the rights of such Awardee prior to such event, and to the extent that such action shall include an increase or decrease in the number of shares of Common Stock issuable upon exercise of outstanding Awards, the number of shares available under Section 5 of the Plan shall automatically be increased or decreased, as the case may be, proportionately, without further action on the part of the Committee, the Company, the Company’s shareholders, or any Awardee.

(c)	The foregoing adjustments shall be made by the Committee or by the applicable terms of any assumption or substitution document.

(d)

With respect to the foregoing adjustments, the number of shares subject to an Award shall always be a whole number. The Committee may, if deemed appropriate, provide for a cash payment to any Awardee in connection with any adjustment made pursuant to this Section 12.

(e)

The grant of an Award shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, consolidate or dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

13.	APPROVED TRANSACTIONS; CONTROL PURCHASE.

In the event of any Approved Transaction or Control Purchase, if so provided for in the Agreement representing such Award, an Award may become exercisable in full in respect of the aggregate number of shares thereunder effective upon the Control Purchase or immediately prior to consummation of the Approved Transaction. In the case of an Approved Transaction, the Company shall provide notice of the pendency of the Approved Transaction at least fifteen (15) days prior to the expected date of consummation thereof to each Awardee entitled to acceleration. Each such Awardee shall thereupon be entitled to exercise the vested portion of the Award at any time prior to consummation of the Approved Transaction or immediately following the Control Purchase. Any such exercise shall be contingent on such consummation.

Following consummation of the Approved Transaction or Control Purchase, and until such Award is terminated, any vested portion of Awards that are not exercised shall remain exercisable, and any unvested portions of any Awards shall remain in effect and continue to vest in accordance with the vesting schedule specified at the time of grant, and upon such vesting shall become exercisable. Notwithstanding the foregoing, in its reasonable discretion, the Board may determine that any or all outstanding Awards that are unvested at the time of, or are not exercised upon consummation of, the Approved Transaction or Control Purchase shall thereafter terminate, provided that, in making such determination, the Board shall consider the best interests of the Awardees, the Company and its shareholders, and will make such determination only if the action to be taken, in the opinion of the Board, is appropriate in light of the circumstances under which such determination is made.

Moreover, except to the extent that such determination would render unavailable “pooling of interests” accounting treatment for any reorganization, merger or consolidation of the Company, the Board may take, or make effective provision for the taking of, such action as in the opinion of the Board is equitable and appropriate in order to substitute new awards for any or all outstanding Awards that do not become exercisable on an accelerated basis, or to assume such Awards (which assumption may be effected by any means determined by the Board, in its discretion, including, but not limited to, by a cash payment to each Awardee, in cancellation of the Awards held by him or her, of such amount as the Board determines, in its sole discretion, represents the then value of the Awards) and in order to make such new stock options or assumed Awards, as nearly as practicable, equivalent to the old Awards, taking into account, to the extent applicable, the kind and amount of securities, cash or other assets into or for which the Common Stock may be changed, converted or exchanged in connection with the Approved Transaction.

14.	EFFECTIVE DATE; TERM.

The Plan shall be effective upon its approval by the shareholders of the Company (the “Effective Date”). Awards may be granted by the Committee or Executive Officer from time to time thereafter until the tenth anniversary of the Effective Date. Termination of the Plan shall not terminate any Award granted prior to such termination.

15.	NO OBLIGATIONS TO EXERCISE AWARD.

The grant of an Award shall impose no obligation upon the Awardee to exercise such Award.

16.	NO RIGHT TO AWARDS OR TO EMPLOYMENT.

Whether or not any Awards are to be granted under the Plan shall be exclusively within the discretion of the Committee, and nothing contained in the Plan shall be construed as giving any person any right to participate under the Plan. The grant of an Award to any Awardee shall in no way constitute any form of agreement or understanding binding on the Company or any Related Corporation, express or implied, that the Company or such Related Corporation will employ or contract with such Awardee for any length of time, nor shall it interfere in any way with the Company’s or, where applicable, a Related Corporation’s right to terminate such Awardee’s employment at any time, which right is hereby reserved.

17.	APPLICATION OF FUNDS.

The proceeds received by the Company from the sale of Common Stock issued upon the exercise of Awards shall be used for general corporate purposes, unless otherwise directed by the Board.

18.	INDEMNIFICATION OF COMMITTEE.

In addition to all other rights of indemnification they may have by virtue of being a member of the Board or an executive officer of the Company, members of the Committee and the Executive Officer shall be indemnified by the Company for all reasonable expenses and liabilities of any type or nature, including attorneys’ fees, incurred in connection with any action, suit or proceeding to which they or any of them are a party by reason of, or in connection with, the Plan or any Award granted under the Plan, and against all amounts paid by them in settlement thereof (provided that such settlement is approved by independent legal counsel selected by the Company), except to the extent that such expenses relate to matters for which it is adjudged that such Committee member or Executive Officer is liable for willful misconduct; provided, however, that within fifteen (15) days after the institution of any such action, suit or proceeding, the Committee member or Executive Officer involved therein shall, in writing, notify the Company of such action, suit or proceeding, so that the Company may have the opportunity to make appropriate arrangements to prosecute or defend the same.

19.	SHAREHOLDERS AGREEMENT.

Unless the Agreement evidencing an Award expressly provides otherwise, each Awardee may be required, as a condition to the issuance of any shares of Common Stock that such Awardee acquires upon the exercise of the Award, to execute and deliver to the Company a shareholders agreement in such form as may be required by the Company at the time of such exercise, or a counterpart thereof, together with, unless the Awardee is unmarried, a spousal consent in the form required thereby, unless the Awardee has previously executed and delivered such documents and they are in effect at the time of exercise and apply by their terms to the shares to be issued.

20.	SEPARABILITY.

With respect to Incentive Stock Options, if the Plan does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out in full herein; provided, however, that to the extent any Option that is intended to qualify as an Incentive Stock Option cannot so qualify, the Option, to that extent, shall be deemed to be a Non-Qualified Stock Option for all purposes of the Plan.

21.	NON-EXCLUSIVITY OF THE PLAN.

Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash otherwise than pursuant to the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

22.	EXCLUSION FROM PENSION AND PROFIT-SHARING COMPUTATION.

By acceptance of an Award, unless otherwise provided in the Agreement evidencing the Award, the Awardee with respect to such Award shall be deemed to have agreed that the Award is special incentive compensation that will not be taken into account, in any manner, as salary, compensation or bonus in determining the amount of any payment or other benefit under any pension, retirement or other employee benefit plan, program or policy of the Company or any of its affiliates.

23.	AMENDMENT OF PLAN.

The Board may, at any time, modify, amend or terminate the Plan or modify or amend any Award granted pursuant to the Plan, including, without limitation, such modifications or amendments as are necessary to maintain compliance with applicable statutes, rules or regulations; provided, however, that no amendment with respect to an outstanding Award which has the effect of reducing the benefits afforded to the Awardee shall be made over the objection of such Awardee; further provided, that the events triggering acceleration of vesting of an outstanding Award may be modified, expanded or eliminated without the consent of the Awardee. The Board may condition the effectiveness of any such amendment on the receipt of shareholder approval at such time and in such manner as the Committee may consider necessary for the Company to comply with or to avail the Company, the Awardees or both of the benefits of any securities, tax, market listing or other administrative or regulatory requirement which the Board determines to be desirable. Without limiting the generality of the foregoing, the Board may modify grants to persons who are eligible to receive Awards under the Plan who are foreign nationals or employed outside the United States to recognize differences in local law, tax policy or custom.

PLAN HISTORY

Approved by Board of Directors of the Company: [___________], 2021

Approved by Shareholders of the Company: [_________], 2021

Plan Expires: [__________], 2031

Appendix B

Amended and Restated Articles of Incorporation

Amended and Restated

Articles of Incorporation

of

BSQUARE CORPORATION

__________________________________________

ARTICLE 1
NAME

The name of the corporation is Bsquare Corporation.

ARTICLE 2
DURATION

The corporation is organized under the Washington Business Corporation Act (the “Act”) and shall have perpetual existence.

ARTICLE 3
PURPOSE AND POWERS

The purpose and powers of the corporation are as follows:

3.1    To engage in any lawful business.

3.2    To engage in any and all activities that, in the judgment of the Board of Directors of the corporation (the “Board”), may at any time be incidental or conducive to the attainment of the foregoing purpose.

3.3    To exercise any and all powers that a corporation formed under the Act, or any amendment thereto or substitute therefor, is entitled at the time to exercise.

ARTICLE 4
CAPITAL STOCK

4.1    Authorized Capital. The corporation shall have authority to issue 47,500,000 shares of capital stock, of which 37,500,000 shares will be common stock, without par or ascribed value per share (the “Common Stock”), and 10,000,000 shares will be preferred stock, without par or ascribed value per share (the “Preferred Stock”).

4.2    Common Stock. Except to the extent rights, preferences, privileges or restrictions are granted to Preferred Stock or any series thereof, or as provided below, Common Stock has unlimited voting rights and is entitled to receive the net assets of the corporation upon dissolution. The relative rights, preferences, privileges and restrictions granted to or imposed upon the Common Stock and the holders thereof are as follows:

4.2.1    Dividend Rights. The holders of record of outstanding shares of Common Stock shall be entitled to receive, when, as and if declared by the Board, out of any funds of the corporation legally available therefor, such cash and other dividends as may be declared from time to time by the Board.

1

4.2.2    Liquidation Rights. In the event of any liquidation, dissolution or winding up of the affairs of the corporation, whether voluntary or involuntary, the holders of issued and outstanding shares of Common Stock shall be entitled to receive ratably, based on the total number of shares of Common Stock held by each, all the assets and funds of the corporation available for distribution to its shareholders, whether from capital or surplus, subject, however, to any preferential rights granted to any series of Preferred Stock to first receive such assets and funds.

4.2.3    Voting Rights. Each holder of Common Stock shall be entitled to one vote for each share of Common Stock held.

4.3    Preferred Stock. The authorized shares of Preferred Stock may be divided into and issued in series. Authority is vested in the Board, subject to the limitations and procedures set forth herein or as prescribed by law, to divide any part or all of such Preferred Stock into any number of series, to fix and determine relative rights and preferences of the shares of any series to be established, and to amend the rights and preferences of the shares of any series that has been established but is wholly unissued. Within any limits stated in these Amended and Restated Articles of Incorporation (these “Articles”) or in the resolution of the Board establishing a series, the Board, after the issuance of shares of a series, may amend the resolution establishing the series to decrease (but not below the number of shares of such series then outstanding) the number of shares of that series, and the number of shares constituting the decrease shall thereafter constitute authorized but undesignated shares. The authority herein granted to the Board to determine the relative rights and preferences of the Preferred Stock shall be limited to unissued shares, and no power shall exist to alter or change the rights and preferences of any shares that have been issued. Preferred Stock, or any series thereof, may have rights that are identical to those of Common Stock. Unless otherwise expressly provided in the designation of the rights and preferences of a series of Preferred Stock, a distribution in redemption or cancellation of shares of Common Stock or rights to acquire Common Stock held by a former employee or consultant of the corporation or any of its affiliates may, notwithstanding RCW 23B.06.400(2)(b), be made without regard to the preferential rights of holders of shares of that series of Preferred Stock.

4.4     Issuance of Certificates. The Board shall have the authority to issue shares of the capital stock of the corporation and the certificates therefor subject to such transfer restrictions and other limitations as it may deem necessary to promote compliance with applicable federal and state securities laws, and to regulate the transfer thereof in such manner as may be calculated to promote such compliance or to further any other reasonable purpose.

4.5    No Cumulative Voting. Shareholders of the corporation shall not have the right to cumulate votes for the election of directors.

4.6    No Preemptive Rights; Exception. No shareholder of the corporation shall have, solely by reason of being a shareholder, any preemptive or preferential right or subscription right to any stock of the corporation or to any obligations convertible into stock of the corporation, or to any warrant or option for the purchase thereof, except to the extent provided by resolution or resolutions of the Board establishing a series of Preferred Stock or by written agreement with the corporation.

4.7    Quorum for Meeting of Shareholders. A quorum shall exist at any meeting of shareholders if a majority of the votes entitled to be cast is represented in person or by proxy. In the case of any meeting of shareholders that is adjourned more than once because of the failure of a quorum to attend, those who attend the third convening of such meeting, although less than a quorum, shall nevertheless constitute a quorum for the purpose of electing directors, provided that the percentage of shares represented at the third convening of such meeting shall not be less than one-third of the shares entitled to vote.

2

4.8    Calling of Special Meeting of Shareholders. Special meetings of the shareholders for any purpose or purposes may be called at any time only by the Board, the Chairperson of the Board (if one be appointed), the Chief Executive Officer of the corporation or the President of the corporation. Special meetings of the shareholders may not be called by any other person or persons.

4.9    Shareholder Voting on Extraordinary Actions. The vote of shareholders of the corporation required in order to approve amendments to these Articles, a plan of merger or share exchange, the sale, lease, exchange, or other disposition of all or substantially all of the property of the corporation not in the usual and regular course of business, or dissolution of the corporation, shall be a majority of all of the votes entitled to be cast by each voting group entitled to vote thereon.

ARTICLE 5
DIRECTORS

5.1    Number of Directors. The number of directors of the corporation shall be fixed as provided in the Amended and Restated Bylaws of the corporation, as amended from time to time (the “Bylaws”), and may be increased or decreased from time to time in the manner specified therein.

5.2    Terms of Directors. From and after the effectiveness of these Articles (the “Effective Time”), the directors shall be divided into three (3) classes as nearly equal in size as is practicable, designated as Class I, Class II and Class III, respectively. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board. At the first regularly-scheduled annual meeting of shareholders following the Effective Time, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three (3) years. At the second annual meeting of shareholders following the Effective Time, the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three (3) years. At the third annual meeting of shareholders following the Effective Time, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three (3) years. At each succeeding annual meeting of shareholders, directors shall be elected for a full term of three (3) years to succeed the directors of the class whose terms expire at such annual meeting. Notwithstanding the foregoing provisions of this section, each director shall serve until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. If the number of directors is hereafter changed, any newly created directorships or decrease in directorships shall be so apportioned among the classes as to make all classes as nearly equal in number as is practicable, provided that no decrease in the number of directors constituting the Board shall shorten the term of any incumbent director.

5.3    Removal of Directors. Neither the Board nor any individual director may be removed without cause. Subject to any limitation imposed by law, any individual director or directors may be removed with cause by the holders of the shares entitled to elect the director or directors whose removal is sought if, with respect to a particular director, the number of votes cast in favor of removing such director (or the entire Board) exceeds the number of votes cast against removal.

5.4    Vacancies. Any vacancies on the Board resulting from death, resignation, removal or other causes and any newly created directorships resulting from any increase in the number of directors shall be filled only by the affirmative vote of a majority of the remaining directors or the sole remaining director. Unless the Board otherwise provides in a notice of a special meeting of the shareholders given pursuant to the Bylaws or unless there are no directors in office, the shareholders shall not be entitled to vote to fill vacancies on the Board. The term of a director elected to fill a vacancy expires at the next election of directors by the shareholders.

3

5.5    Authority of Board of Directors to Amend Bylaws. Subject to the limitation(s) of RCW 23B.10.210, and subject to the power of the shareholders of the corporation to change or repeal the Bylaws (as limited by RCW 23B.02.060(4) and 23B.08.010(2)(b)), the Board is expressly authorized to make, amend or repeal the Bylaws of the corporation unless the shareholders in amending or repealing a particular Bylaw provide expressly that the Board may not amend or repeal that Bylaw.

ARTICLE 6
INDEMNIFICATION OF DIRECTORS AND OFFICERS

6.1    Definitions. The capitalized terms in this Section 6 shall have the meanings set forth in RCW 23B.08.500.

6.2    Indemnification Rights of Directors and Officers. The corporation shall indemnify and hold harmless each individual who is or was serving as a Director or officer of the Corporation or who, while serving as a Director or officer of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise, against any and all Liability incurred with respect to any Proceeding to which the individual is or is threatened to be made a Party because of such service, and shall make advances of reasonable Expenses with respect to such Proceeding, to the fullest extent permitted by law, without regard to the limitations in RCW 23B.08.510 through 23B.08.550 and RCW 23B.08.560(2); provided that no such indemnity shall indemnify any Director or officer from or on account of (1) acts or omissions of the Director or officer finally adjudged to be intentional misconduct or a knowing violation of law; (2) conduct of the Director or officer finally adjudged to be in violation of RCW 23B.08.310; or (3) any transaction with respect to which it was finally adjudged that such Director or officer personally received a benefit in money, property, or services to which the Director or officer was not legally entitled.

6.3    Amendment(s) to the Act. If, after the effective date of this Section 6.3, the Act is amended to authorize further indemnification of Directors or officers, then Directors and officers of the corporation shall be indemnified to the fullest extent permitted by the Act.

6.4    Non-Exclusive Rights.To the extent permitted by law, the rights to indemnification and advance of reasonable Expenses conferred in this Section 6.4 shall not be exclusive of any other right which any individual may have or hereafter acquire under any statute, provision of the Bylaws, agreement, vote of shareholders or disinterested directors, or otherwise. The right to indemnification conferred in this Section 6.4 shall be a contract right upon which each Director or officer shall be presumed to have relied in determining to serve or to continue to serve as such. Any amendment to or repeal of this Section 6.4 shall not adversely affect any right or protection of a Director or officer of the corporation for or with respect to any acts or omissions of such Director or officer occurring prior to such amendment or repeal.

6.5    Limitation of Directors’ Liability. To the fullest extent permitted by the Act, as it exists on the date hereof or may hereafter be amended, a director of this corporation shall not be personally liable to the corporation or its shareholders for monetary damages for conduct as a director. Any amendment to or repeal of this Section 6.5 shall not adversely affect a director of this corporation with respect to any conduct of such director occurring prior to such amendment or repeal.

4

ARTICLE 7
AUTHORITY TO AMEND THE ARTICLES OF INCORPORATION

This corporation reserves the right to amend or repeal any of the provisions contained in these Articles in any manner now or hereafter permitted by the Act or by these Articles and the rights of the shareholders of this corporation are granted subject to this reservation.

7.1    Supermajority Voting. The amendment or repeal of the provisions in any of the following Articles or sections listed in this Section 7.1 shall require the affirmative vote of the holders of not less than two-thirds of all the votes entitled to be cast thereon by the shareholders of this corporation, voting together as a single group: Section 4.8 (“Calling of Special Meeting of Shareholders”), Article 5 (“Directors”), Article 6 (“Indemnification of Directors and Officers”), Section 7.1 (“Supermajority Voting”) or Article 8 (“Bylaws”).

7.2    Correction of Clerical Errors. The corporation shall have authority to correct clerical errors in any documents filed with the Secretary of State of Washington, including these Articles or any amendments hereto, without the necessity of special shareholder approval of such corrections.

ARTICLE 8
BYLAWS

The Bylaws may be altered, amended or repealed and new Bylaws may be adopted by the Board, except that the Board may not amend or repeal any Bylaw that the shareholders (subject to the limitation(s) of RCW 23B.02.060(4) and 23B.08.010(2)(b)) have expressly provided, in amending or repealing the Bylaw, may not be amended or repealed by the Board. The shareholders may also alter, amend and repeal the Bylaws or adopt new Bylaws (in each case subject to the limitation(s) of RCW 23B.02.060(4) and 23B.08.010(2)(b)); provided, however, that the affirmative vote of the holders of at least two-thirds of all the votes entitled to be cast by the shareholders of this corporation generally in the election of directors, voting together as a single class, shall be required for the shareholders of this corporation to alter, amend or repeal any provision of the Bylaws or to adopt new Bylaws.

ARTICLE 9
SAVINGS CLAUSE

If any provision of these Articles is declared by a court of competent jurisdiction to be invalid, unenforceable or contrary to applicable law, the remainder of these Articles shall be enforceable in accordance with their terms.

ARTICLE 10
EXCLUSIVE FORUM

Unless the corporation consents in writing to the selection of an alternative forum, the state courts located in King County, Washington (or, if the state courts located within King County, Washington do not have jurisdiction, the federal district court for the Western District of Washington) shall be the sole and exclusive forum for commencing and maintaining any proceeding (i) asserting a claim based on a violation of a duty under the laws of the State of Washington by any of the corporation’s current or former directors, officers, or shareholders in such capacity, (ii) commenced or maintained in the right of the corporation, (iii) asserting a claim arising pursuant to any provision of the Act, these Articles or the Bylaws (as either may be amended from time to time), or (iv) asserting a claim concerning the corporation’s internal affairs that is not included in clause (i) through (iii) above, in all cases to the fullest extent permitted by law and subject to the court’s having personal jurisdiction over the indispensable parties named as defendants. This Article 10 does not apply to suits brought to enforce a duty or liability created by the Securities Exchange Act of 1934, as amended, or any other claim for which the federal courts have exclusive jurisdiction.

5

Unless the corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, subject to applicable law.

Any person or entity purchasing or otherwise acquiring any interest in any security of the corporation shall be deemed to have notice of and consented to the provisions of this Article 10.

Dated this ____ day of _______________, 2021.

Name: Ralph C. Derrickson Title: President and Chief Executive Officer

6

Certificate of Officer Regarding

Restated Articles of Incorporation

of

BSQUARE CORPORATION

BSQUARE Corporation, a Washington corporation the (“Corporation”), by Ralph C. Derrickson, its duly elected and qualified President and Chief Executive Officer, hereby delivers to the Secretary of State of the State of Washington for filing the Amended and Restated Articles of Incorporation, pursuant to RCW 23B.10.

1.    The name of the Corporation is BSQUARE Corporation.

2.    The Amended and Restated Articles of Incorporation have been amended and restated in their entirety, to read as set forth on Exhibit A attached hereto.

3.    Such amendments and restatement were adopted by the board of directors of the Corporation on _______________ ____, 2021.

4.    Such amendments and restatement were duly approved by the shareholders of the Corporation on _______________ ____, 2021 in accordance with the provisions of RCW 23B.10.030, 23B.10.040 and 23B.01.070 of the Washington Business Corporation Act.

5.    The Amended and Restated Articles of Incorporation will be effective upon filing.

Dated as of _______________ ____, 2021.

BSQUARE CORPORATION

Name: Ralph C. Derrickson Title: President and Chief Executive Officer

7

Exhibit A

Amended and Restated Articles of Incorporation

[See attached.]

Appendix C

Chart Comparing Current Articles to Proposed Articles

Subject	Current Articles	Proposed Articles	Brief Rationale
Name and Purpose
Name	BSQUARE Corporation	Bsquare Corporation	The Company regards the capital case spelling as more intuitive and generally preferable as a marketing matter
Purpose and Powers	Silent.	Broad purpose and power language that will not limit operations.	Update to conform with common practice
Capital Stock
Authorized Capital	Specified number of Common and Preferred shares, each at no par value.	Similar, but adds defines terms for later use in Articles.	Similar language with stylistic differences.
Common Stock Rights	Silent.	Typical Common Stock rights.	Establishes rights and privileges typical of Common Stock.
Preferred Stock Rights	Identifies rights of Preferred Stock to be determined in a future designation.	Silent on the rights to be determined in a future designation.	Practically similar (rights of any Preferred Stock will be determined at issuance), but silence in Proposed Articles avoids limitations.
Issuance of Shares & Certificates	Silent.	Expressly contemplates the issuance of additional shares and appropriate certificates.	Update to add explicit authority.
No Cumulative Voting	The right to cumulate votes in the election of Directors shall not exist with respect to shares of stock of the Corporation.	Shareholders of the corporation shall not have the right to cumulate votes for the election of directors.	Simplifies and consolidates under Article 4: Capital Stock.
No Preemptive Rights; Exception	Shareholders of the Corporation shall have no preemptive rights to acquire additional shares of the Corporation.	Same, with additional detail.	Similar with additional detail in specifying that shareholders do not have preemptive rights to other securities offerings
Quorum for Meeting of Shareholders	Silent.	Quorum is majority of votes. Includes process for repeated failure to achieve a quorum to allow election of directors with one-third of votes.	The Proposed Articles build in a shareholder quorum threshold. This tracks the threshold in the Bylaws.
Calling of Special Meeting of Shareholders	Can be called by Chairman of the Board, President, the Board or holders of 25% of votes.	Can be called by the Board, the Chairperson of the Board, the Chief Executive Officer or the President. Shareholders cannot call a special meeting.	Eliminates the ability of shareholders to call a special meeting, which is unlikely in practice.
Shareholder Voting on Extraordinary Actions	Silent.	Specifies a voting threshold for major transactions of a majority of each voting class.	Separate class votes can be required by Washington law, and specifying the threshold here can be helpful.
Board of Directors
Number of Directors	Board size of seven.	Board size set per Bylaws.	Proposed Articles are more consistent with general practice and allows greater flexibility.
Terms of Directors	Staggered Board terms with three classes.	Same, but expressly requires increases or decreases to Board size be allocated among classes.	Substantially the same with slightly more detail.

Subject	Current Articles	Proposed Articles	Brief Rationale
Removal of Directors	Allows shareholders to remove a Director or the entire Board with or without Cause at a meeting or by unanimous written consent.	Requires cause for removal of a Director or the entire Board. Votes for such removal must exceed the number of votes against removal based on the shares entitled to elect the Director(s)	Proposed Articles are more succinct and eliminate removal without cause. Proposed Articles are also silent on certain procedural aspects which may increase flexibility.
Vacancies	Vacancies may be filled by a majority of the remaining Directors, and the new Director finishes the prior Director’s term.	Same, except that the Board may allow shareholders to vote to fill a vacancy and the term of the successor Director expires at the next annual meeting (rather than completing the term).	Proposed Articles allow greater flexibility. Expiration of term at next annual meeting is good governance practice.
Authority of Board of Directors to Amend Bylaws	Silent.

Subject to statutory limitations and

the right of shareholders to amend

the Bylaws, the Board is expressly

authorized to make, amend or

repeal the Bylaws unless the

shareholders expressly provide

otherwise.

Proposed Articles specifically address the Board’s power to amend the Bylaws.
Indemnification of Directors and Officers
Indemnification Rights of Directors and Officers

The corporation shall indemnify

Directors and officers serving the

corporation against Liability in a

Proceeding threatened or initiated

because of such service and make

advances of reasonable Expenses

to the fullest extent permitted by

law. Advancement of Expenses

will be made following an

undertaking to repay such amounts

if necessary. The corporation will

indemnify Directors and officers

who initiate suit against the

corporation only for claims related

to non-payment of valid

indemnification claims or for

claims approved by the Board.

		Same, except silent on the undertaking regarding advancement of Expenses and on indemnification of claims initiated by Directors and officers.	The Proposed Articles do not address the process for advancement of Expenses (which are statutory). They are also silent on indemnification for claims initiated by Directors and officers.
Insurance	The Company may purchase Director and officer insurance.	Silent.	Streamlining purposes. D&O insurance is statutorily permitted.
Recovery of Unpaid Claims	A process for recovery of unpaid indemnification claims is articulated.	Silent	This is something that can be handled contractually rather than building it into the Articles.
Notice of Indemnification

If the Corporation indemnifies or

advances expenses to a Director or

officer pursuant to this Article 6 in

connection with a Proceeding by

or in the right of the Corporation,

the Corporation shall report the

indemnification or advance in

writing to the shareholders with or

before the notice of the next

shareholders' meeting.

		Silent.	This notice is a statutory requirement that doesn’t need to be included in the Articles.
Limitation of Directors’ Liability	Elimination of personal liability of Directors to the corporation for monetary damages to the fullest extent of the law with enumerated exceptions.	Same, except no enumeration of exceptions.	Streamlining. The exceptions are statutory and do not need to be enumerated here.

Subject	Current Articles	Proposed Articles	Brief Rationale
Authority to Amend the Articles of Incorporation
Supermajority Voting	Silent.

The amendment or repeal of the

provisions in any of the following

Articles or sections listed in this

Section 7.1 shall require the

affirmative vote of the holders of

not less than two-thirds of all the

votes entitled to be cast thereon by

the shareholders of this

corporation, voting together as a

single group:  Section 4.8

(“Calling of Special Meeting of

Shareholders”), Article 5

(“Directors”), Article 6

(“Indemnification of Directors and

Officers”), Section 7.1

(“Supermajority Voting”) or

Article 8 (“Bylaws”).

The proposed super-majority requirement to amend or repeal certain provisions of the Articles.
Correction of Clerical Errors	Silent.

The corporation shall have

authority to correct clerical errors

in any documents filed with the

Secretary of State of Washington,

including these Articles or any

amendments hereto, without the

necessity of special shareholder

approval of such corrections.

Updated to provide greater lexibility for correcting clerical errors.
Other
Bylaws	Silent.	Bylaws may generally be amended by the Board unless provided otherwise. The shareholders may amend the Bylaws with two-thirds majority of votes, voting together as a single class.	Requiring a two-thirds vote to amend or repeal the Bylaws protects the company from hostile actions by shareholders. This also ties with the other provision regarding Board amendment of the Bylaws.
Shareholder Actions by Consent	Shareholders may act by non- unanimous written consent.	Silent.	Silence effectively disallows non- unanimous written consent.
Savings Clause

If any provision of this Article 6 or

any application thereof shall be

invalid, unenforceable, or contrary

to applicable law, the remainder of

this Article 6, and the application

of such provisions to individuals or

circumstances other than those as

to which it is held invalid,

unenforceable, or contrary to

applicable law, shall not be

affected thereby.

If any provision of these Articles is

declared by a court of competent

jurisdiction to be invalid,

unenforceable or contrary to

applicable law, the remainder of

these Articles shall be enforceable

in accordance with their terms.

Current Articles include a savings clause as it relates to Article 6 (Indemnification). The Proposed Articles widens the scope of the provision.
Exclusive Forum	Silent.	State courts in King County (or federal courts in the Western District of Washington) are the sole and exclusive forum for certain corporate and securities claims.	Having a forum selection clause is an emerging practice that avoids facing litigating in multiple fora.

Subject	Current Articles	Proposed Articles	Brief Rationale
Registered Office	The address of the registered office of the Corporation is 1505 Westlake Avenue N., Suite 300, Seattle, Washington, and the name of the registered agent at such address is Michael J. Erickson.	Silent	Streamlining. The current registered office is not required.
Interested Transactions	Interest of one or more Directors or shareholders in a transaction does not invalidate the transaction; such interested party transactions must be disclosed to the Board.	Silent.	Unneeded in articles as there is a statutory framework in place. This also allows flexible governance by pushing the concept to company policies and committee charters.

BSQUARE CORPORATION
1415 WESTERN AVE., SUITE 700
SEATTLE, WA 98101

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D51703-P50943

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BSQUARE CORPORATION

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Ryan L. Vardeman	☐	☐	☐
1b. Ralph C. Derrickson	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5:	**For**	**Against**	**Abstain**
2. Approval, on an advisory basis, of the Compensation Of Named Executive Officers.	☐	☐	☐
3. Ratification of the appointment of Moss Adams, LLP as the Independent Registered Public Accounting Firm For the fiscal year ending December 31, 2021.	☐	☐	☐
4. Approval of 2021 Equity Incentive Plan.	☐	☐	☐

	Yes	**No**
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Combined Document is available at www.proxyvote.com.

D51704-P50943

BSQUARE CORPORATION
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF SHAREHOLDERS
JUNE 10, 2021

The shareholder(s) hereby appoint(s) Ralph C. Derrickson and Christopher Wheaton, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) each of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Bsquare Corporation that the shareholder(s) is/are entitled to vote at, and to vote in their discretion upon such other business as may properly come before, the Annual Meeting of Shareholders to be held at 10:00 a.m., local time, on Thursday, June 10, 2021, at the offices of DLA Piper LLP (US), 701 Fifth Avenue, Suite 6900, Seattle, WA 98104, with a conference call component available at: Toll Free: 1-800-437-2398; Toll/International: 1-856-344-9206; Conference ID: 5959951, and any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Annual Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, AND FOR PROPOSALS 2, 3, 4 AND 5.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

Continued and to be signed on reverse side

the Availability of Proxy Materials for the Annual Meeting: The Combined Document is availabl